         As filed with the Securities and Exchange Commission on July 25, 2003
                                              Securities Act File No. 333-105038
                                       Investment Company Act File No. 811-21340

--------------------------------------------------------------------------------

                     U.S. Securities And Exchange Commission
                             Washington, D.C. 20549

                               -------------------

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)

[x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[x] Pre-Effective Amendment No. 1
[ ] Post-Effective Amendment No.

                                     and/or

[x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[x] Amendment No. 1

                               -------------------

                     Scudder RREEF Real Estate Fund II, Inc.
               (Exact Name of Registrant as Specified In Charter)

                               -------------------

                            875 North Michigan Avenue
                             Chicago, Illinois 60611
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 888-897-8480

                               Bruce A. Rosenblum
                            Deutsche Asset Management
                                One South Street
                                   BAL01-1806
                            Baltimore, Maryland 21202
                                  410-895-3883
                     (Name and Address of Agent For Service)

                               -------------------

                                 WITH COPIES TO:

      Rose F. DiMartino, Esq.                    Thomas A. Hale, Esq.
     Willkie Farr & Gallagher          Skadden, Arps, Slate, Meagher & Flom LLP
        787 Seventh Avenue                   333 Wacker Drive, Suite 2100
     New York, New York 10019                  Chicago, Illinois 60606

                                 --------------

                  Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                  If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

                                 --------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                               Proposed              Proposed
                                                Maximum               Maximum          Amount of
Title of Securities      Amount Being      Offering Price Per        Aggregate        Registration
  Being Registered       Registered(1)            Unit            Offering Price        Fee(1)(2)
-------------------    ---------------     ------------------     --------------      ------------
 Common Stock,          66,666 shares       $            15.00     $1,000,000.00       $      80.90
 $0.01 par value


(1)  Estimated solely for the purpose of calculating the registration fee.


(2) $80.90 was previously wired to the Securities and Exchange Commission's account at Mellon Bank, Pittsburgh, Pennsylvania in payment of the required registration fee due in connection with the initial filing of this Registration Statement.
                          --------------


                  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                     SCUDDER RREEF REAL ESTATE FUND II, INC.

                              CROSS REFERENCE SHEET

                               PART A - PROSPECTUS

                      ITEM IN PART A OF FORM N-2
                       SPECIFIED IN PROSPECTUS                                        LOCATION IN PROSPECTUS
                      --------------------------                                      ----------------------
Item 1.          Outside Front Cover .........................             Cover Page

Item 2.          Inside Front and Outside Back Cover Page ....             Cover Page; Inside Front Cover Page; Outside
                                                                           Back Cover Page

Item 3.          Fee Table and Synopsis ......................             Fund Expenses

Item 4.          Financial Highlights ........................             Inapplicable

Item 5.          Plan of Distribution ........................             Cover page; Prospectus Summary; Underwriting

Item 6.          Selling Shareholders ........................             Inapplicable

Item 7.          Use of Proceeds .............................             Use of Proceeds; Investment Objective and
                                                                           Policies

Item 8.          General Description of the Registrant .......             Cover page; Prospectus Summary; The Fund;
                                                                           Investment Objective and Policies; Use of
                                                                           Leverage; Principal Risks of the Fund;
                                                                           Additional Risk Considerations; Repurchase of
                                                                           Shares

Item 9.          Management ..................................             Prospectus Summary; Management of the Fund

Item 10.         Capital Stock, Long-Term Debt,                            Investment Objective and Policies; Use of
                 and Other Securities ........................             Leverage; Dividends and Distributions;
                                                                           Taxation; Description of Shares

Item 11.         Defaults and Arrears on Senior Securities ...             Inapplicable

Item 12.         Legal Proceedings ...........................             Inapplicable

Item 13.         Table of Contents of the                                  Table of Contents of the Statement of
                 Statement of Additional Information .........             Additional Information

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

                 LOCATION IN STATEMENT OF ADDITIONAL INFORMATION

                      ITEM IN PART A OF FORM N-2
                       SPECIFIED IN PROSPECTUS                                        LOCATION IN PROSPECTUS
                      --------------------------                                      ----------------------
Item 14.          Cover Page .................................             Cover Page

Item 15.          Table of Contents ..........................             Table of Contents

Item 16.          General Information and History ............             Inapplicable

Item 17.          Investment Objective and Policies ..........             Investment Objective and Policies;
                                                                           Investment Restrictions

Item 18.          Management .................................             Management of the Fund; Compensation of
                                                                           Directors and Certain Officers; Investment
                                                                           Advisory and Other Services

Item 19.          Control Persons and Principal                            Management of the Fund
                  Holders of Securities ......................

Item 20.          Investment Advisory and Other Services .....             Investment Advisory and Other Services

Item 21.          Brokerage Allocation and Other Practices ...             Portfolio Transactions and Brokerage;
                                                                           Determination of Net Asset Value

Item 22.          Tax Status .................................             Taxation

Item 23.          Financial Statements .......................             Report of Independent Accountants;
                                                                           Statement of Assets and Liabilities

                           PART C - OTHER INFORMATION

Item 24-33. Items 24-33 have been answered in Part C of this Registration Statement

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.



                             Subject to completion


PRELIMINARY PROSPECTUS                                             July 25, 2003

--------------------------------------------------------------------------------
                 SHARES

(SCUDDER GRAPHIC)

COMMON SHARES

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE. Scudder RREEF Real Estate Fund II, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company. The Fund's investment objective is total return through a combination of high current income and capital appreciation potential by investing primarily in real estate securities.



PORTFOLIO CONTENTS. Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common stocks, preferred stocks and other equity securities issued by real estate companies, such as "real estate investment trusts" ("REITs"), and direct interests in real estate. At least 70% of the Fund's total assets will be invested in income-producing equity securities issued by REITs. The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 20% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Although the Fund will invest primarily in equity securities that are publicly traded, the Fund may invest up to 20% of its total assets in illiquid real estate investments. There can be no assurance that the Fund will achieve its investment objective. See "Investment objective and policies" and "Principal risks of the Fund."


INVESTMENT MANAGER AND ADVISOR. The Fund's investment manager is Deutsche Asset Management, Inc. and the Fund's investment advisor is its affiliate RREEF America, L.L.C. The investment manager is part of the United States asset management activities of Deutsche Bank AG.


EXCHANGE LISTING. The Fund's Common Shares have been approved for listing on the American Stock Exchange upon notice of issuance under the symbol "SRO." Because the Fund is recently organized, its Common Shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.



INVESTING IN THE COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE "PRINCIPAL RISKS OF THE FUND" SECTION BEGINNING ON PAGE 20 OF THIS PROSPECTUS.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                               PRICE TO PUBLIC   SALES LOAD    PROCEEDS TO FUND
---------------------------------------------------------------------------------------------------------------
Per share                                                        $    15.000     $     0.675     $    14.325
---------------------------------------------------------------------------------------------------------------
Total                                                            $               $               $
---------------------------------------------------------------------------------------------------------------



In addition to the sales load, the Fund will pay organizational and offering expenses of up to $0.03 per share which will reduce the "Proceeds to Fund" (above). The Investment Manager has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceed $0.03 per share. The Fund's organizational and offering expenses are estimated to be approximately $715,000.

UBS INVESTMENT BANK         MERRILL LYNCH & CO.         DEUTSCHE BANK SECURITIES

WACHOVIA SECURITIES          LEGG MASON WOOD WALKER          RBC CAPITAL MARKETS

                                  INCORPORATED

H&R BLOCK FINANCIAL ADVISORS, INC.    FAHNESTOCK & CO. INC.    JANNEY MONTGOMERY
                                                                       SCOTT LLC

--------------------------------------------------------------------------------


The Fund intends to use financial leverage in an effort to increase returns through the issuance of preferred stock and/or borrowings (through the issuance of commercial paper, notes or otherwise) in an aggregate amount of approximately 35% of the Fund's total capital after giving effect to such issuance or borrowing. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There can be no assurance that a leveraging strategy will be utilized or, if utilized, that it will be successful during any period in which it is employed. See "Use of leverage" and "Leverage risks."



This Prospectus sets forth concisely information about the Fund you should know before investing. You should read the Prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional
Information, dated August   , 2003 (the "SAI"), containing additional
information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You can review the table of contents of the SAI on page 48 of this Prospectus. You may request a free copy of the SAI by calling (800) 349-4281. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission web site (http://www.sec.gov).


The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The underwriters may also purchase up to an additional           Common Shares
at the public offering price, less the sales load, within 45 days after the date of this Prospectus to cover over-allotments.


The underwriters expect to deliver the Common Shares on or about August   ,
2003.


You should rely only on the information contained or incorporated by reference in this Prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. Our business, financial condition and prospects may have changed since that date.

Through and including           , 2003 (25 days after the date of this
Prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


TABLE OF CONTENTS

--------------------------------------------------------------------------------


Prospectus summary....................     1
Summary of Fund expenses..............    10
The Fund..............................    12
Use of proceeds.......................    12
Investment objective and policies.....    12
Use of leverage.......................    16
Leverage risks........................    18
Interest rate transactions............    19
Principal risks of the Fund...........    20
Additional risk considerations........    27
Management of the Fund................    28
Dividends and distributions...........    32
Closed-end structure..................    36
Possible conversion to open-end
  status..............................    37
Repurchase of shares..................    37
Taxation..............................    38
Description of shares.................    39
Certain provisions of the Charter and
  By-Laws.............................    41
Underwriting..........................    44
Custodian, transfer agent, dividend
  disbursing agent, registrar and
  shareholder servicing agent.........    46
Reports to shareholders...............    47
Validity of the shares................    47
Table of contents of the Statement of
  Additional Information..............    48


--------------------------------------------------------------------------------
                                       II

Prospectus summary


This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Principal risks of the Fund."


THE FUND



Scudder RREEF Real Estate Fund II, Inc., a Maryland corporation (the "Fund"), is a recently organized non-diversified, closed-end management investment company.



THE OFFERING



The Fund is offering           shares of common stock, $0.01 par value per share
("Common Shares"), through a group of underwriters lead managed by UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. The initial public offering price is $15.00 per share. The minimum purchase pursuant to this offering is 100 Common Shares ($1,500). The
underwriters have been granted an option to purchase up to           additional
Common Shares solely to cover over-allotments, if any. See "Underwriting."



INVESTMENT OBJECTIVE AND POLICIES


INVESTMENT OBJECTIVE

The Fund's investment objective is total return through a combination of high current income and capital appreciation potential by investing primarily in real estate securities. The Fund's investment objective and certain investment policies are considered fundamental and may not be changed without shareholder approval. See "Investment objective and policies."



PORTFOLIO CONTENTS


Under normal market conditions, the Fund will invest at least 90% of its total assets (net assets, plus any borrowings for investment) in income-producing common stocks, preferred stocks and other equity securities issued by real estate companies, such as "real estate investment trusts" ("REITs"), and direct interests in real estate. At least 70% of the Fund's total assets will be invested in income-producing equity securities issued by REITs. The actual percentage of common and preferred stocks in the Fund's investment portfolio may vary over time. At least 80% of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market. The Fund may, however, invest up to 20% of its total assets in illiquid real estate investments, including direct interests in real estate (some or all of which may be subject to what are referred to as "triple net leases") and privately-negotiated equity or debt securities.


An issuer is considered a real estate company if, in the opinion of RREEF America, L.L.C. (the "Investment Advisor"), at least 50% of its revenues or 50% of the market value of its assets (at the time its securities are purchased by the Fund) are attributed to the ownership, construction, financing, management or sale of real estate. A REIT is a pooled investment vehicle dedicated to owning, and usually operating, income-producing real estate, or to financing real estate. REITs are generally not taxed on income distributed to shareholders provided they distribute to their shareholders substantially all of their income and otherwise comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet the income component of its objective of total return. The portion of the Fund's return comprised of income will vary based on the composition of the Fund's portfolio holdings.


The Fund follows a focused investment approach tending to invest in securities of between 40 and 50 issuers, although this number can vary depending on market conditions. However, the Fund will generally not invest more than 10% of its total assets in the securities of one issuer, except in those instances where one issuer represents more than 10% of the benchmark index with respect to which the Fund measures its performance. In addition, the Fund intends that, over time, its direct investments in real estate will be spread among several properties and tenants, depending on available opportunities.


The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 20% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such securities have ratings of "BBB" or higher by Standard & Poor's Ratings Services ("S&P"), "Baa" or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by a nationally recognized statistical rating agency. The Fund may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the Investment Advisor, are determined to be of equivalent quality.

The Fund will invest primarily in the securities of U.S. issuers. However, the Fund may invest in companies organized outside the United States that are listed on a U.S. national securities exchange. In addition, U.S. issuers may invest directly or indirectly in non-U.S. properties.

There can be no assurance that the Fund's investment objective will be achieved. See "Investment objective and policies."


INVESTMENT STRATEGY AND PHILOSOPHY


The Investment Advisor will seek to identify real estate companies and real estate investments that, in its view, will provide superior returns, focusing on companies and properties that have strong cash flow growth potential and, therefore, the capacity for sustained dividend increases. To find these issuers, the Investment Advisor tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the Fund may invest. Its analysis also includes each company's management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers the Investment Advisor believes will be the most profitable to the Fund. The Investment Advisor also considers the effect of the real estate securities markets in general when making investment decisions. The REITs in which the Fund will invest will typically have a market capitalization greater than $100 million.



INVESTMENT MANAGER AND ADVISOR



Deutsche Asset Management, Inc. (the "Investment Manager"), with headquarters at 280 Park Avenue, New York, NY 10017, is the Fund's investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Fund's Board of Directors, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services. The Investment Manager provides a full range of investment advisory services to retail and institutional clients, and as of May 31, 2003 had total assets of approximately $694.12 billion under management. The Investment Manager is part of the United States asset management activities of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. Deutsche Bank AG currently has more than $913 billion in assets under management.



Pursuant to an Investment Advisory Agreement, the Investment Manager has delegated to RREEF America, L.L.C., as the Investment Advisor, the responsibility for the day-to-day management of the Fund's investment portfolio. The Investment Advisor, which was formed in 1975, is a leading U.S.-based real estate investment manager which as of May 31, 2003 had approximately $18.2 billion in real estate assets under management. With offices in Chicago, San Francisco and New York, the Investment Advisor is managed by 21 principals and employs 600 real estate professionals. The Investment Advisor is the U.S. arm of DB Real Estate, one of the largest advisers of combined real property and real estate securities globally with more than $54.3 billion in assets under management (as of May 31, 2003) and 1,155 professionals. DB Real Estate is the real estate investment management group of the United States asset management operations of Deutsche Bank AG.



The Fund will also be supported by Scudder Investments, the North American retail distribution arm of the U.S. asset management operations of Deutsche Bank AG. Scudder Investments has significant resources and experience marketing and servicing investment products, including a dedicated closed-end fund team that manages 16 funds with approximately $4 billion in assets. Scudder Investments was acquired by Deutsche Bank AG on April 8, 2002.



USE OF LEVERAGE BY THE FUND



The Fund may use leverage in an effort to increase returns through the issuance of preferred stock ("Fund Preferred Shares") and/or borrowings (through the issuance of commercial paper, notes or otherwise). The Fund Preferred Shares will pay dividends based on short-term rates (which would be redetermined periodically by an auction process). So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Fund Preferred Shares (after taking expenses into consideration), the leverage will allow common shareholders to receive a higher current rate of return than if the Fund were not leveraged. There is no assurance that the Fund will issue Fund Preferred Shares, commercial paper or engage in borrowing transactions or, if leverage is utilized, that it will be successful.



Approximately one to three months after completion of this offering, the Fund intends to offer shares of preferred stock representing approximately 35% of the Fund's total capital after their issuance. The issuance of Fund Preferred Shares will leverage your investment in Common Shares.


Any issuance of Fund Preferred Shares, commercial paper or notes or borrowing will have seniority over the Common Shares. Throughout this Prospectus, commercial paper, notes or borrowings may be collectively referred to as "Borrowings."

The use of leverage creates an opportunity for increased Common Share net income, but also creates special risks for holders of Common Shares ("Common Shareholders"). The Fund Preferred Shares will pay dividends based on short-term rates, which will be reset frequently. Borrowings may be at a fixed or floating rate and generally will be based on short-term rates.


The terms and amounts of any Borrowings and Fund Preferred Shares that may be issued by the Fund will be subject to the limitations set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). There is no assurance that the Fund will utilize leverage or that, if utilized, the Fund's leveraging strategy will be successful. See "Use of leverage" and "Leverage risks."



INTEREST RATE TRANSACTIONS


In seeking to reduce the interest rate risk inherent in the Fund's underlying investments and leveraged capital structure, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or decrease the net income of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the Fund's cost of financial leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such default could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain the required 200% asset coverage of the liquidation value of the outstanding Fund Preferred Shares or if the Fund loses its expected highest available rating on the Fund Preferred Shares or fails to maintain other covenants, the Fund may be required to redeem some or all of the Fund Preferred Shares. Similarly, the Fund could be required to prepay the principal amount of any Borrowings. Such redemption or prepayment likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. We would not enter into interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Fund's leverage.


See "Use of leverage" and "Interest rate transactions" for additional information.


PRINCIPAL RISKS OF THE FUND


The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

NO OPERATING HISTORY
As a recently organized entity, the Fund has no operating history. See "The
Fund."

INVESTMENT RISK
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

STOCK MARKET RISK

Your investment in Common Shares represents an indirect investment in the REIT shares and other real estate securities owned by the Fund, at least 80% of which are traded on a national securities exchange or in the over-the-counter markets. However, the Fund is authorized to invest up to 20% of its total assets in illiquid real estate investments, including direct interests in real estate (some or all of which may be subject to what are referred to as "triple net leases") and privately negotiated equity or debt securities. The value of the Fund's portfolio securities, like other stock market investments, may fluctuate, sometimes rapidly and unpredictably. Preferred stocks and debt securities are generally more sensitive to changes in interest rates than common stocks. When interest rates rise, the market value of preferred stocks and debt securities generally will fall. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the stock market risk. See "Use of leverage" and "Leverage risks."

GENERAL REAL ESTATE RISKS


Since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs utilize leverage which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Further, REITs are subject to highly technical and complex provisions in the Code. There is a possibility that a REIT may fail to qualify for conduit income tax treatment under the Code or may fail to maintain its exemption from registration under the 1940 Act. See "Principal risks of the Fund -- General Real Estate Risks." In addition, there are risks associated with particular sectors of real estate investments, as described below.


+ RETAIL PROPERTIES. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

+ OFFICE PROPERTIES. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and noncompetitiveness.

+ HOTEL PROPERTIES. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

+ HEALTHCARE PROPERTIES. Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

+ MULTIFAMILY PROPERTIES. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply, and rent control laws or other laws affecting such properties.

INSURANCE ISSUES
Certain of the portfolio companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result adversely impact the Fund's investment performance.

CREDIT RISK
REITs may be highly leveraged and financial covenants may affect the ability of REITs to operative effectively.

ENVIRONMENTAL ISSUES
In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

SMALLER COMPANIES

Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a larger company. As of June 30, 2003, the market capitalization of REITs ranged in size from approximately $300 million to approximately $13 billion.


See "Principal risks of the Fund -- General Risks of Securities Linked to the Real Estate Market."

FOCUS RISK

A strategy of investing in a limited number of issuers may increase the volatility of the Fund's investment performance compared to a strategy of investing in a larger number of issuers. See "Principal risks of the Fund -- Focus Risk."


LOWER-RATED SECURITIES RISK
Lower-rated preferred stock or debt securities, or equivalent unrated securities, which are commonly known as "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities. See "Principal risks of the Fund -- Risks of Investment in Lower-rated Securities."

MARKET PRICE DISCOUNT FROM NET ASSET VALUE
Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. We cannot predict whether the shares will trade at, above or below net asset value. See "Principal risks of the Fund -- Market Price Discount From Net Asset Value."

LEVERAGE RISK
Leverage creates two major types of risks for Common Shareholders:

+ the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund's portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the Common Shareholders; and

+ the possibility either that Common Share income will fall if the dividend rate on the Fund Preferred Shares or the interest rate on any Borrowings rises, or that Common Share income will fluctuate because the dividend rate on the Fund Preferred Shares or the interest rate on any Borrowings varies.

When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's total managed assets (which equals the net asset value of the Common Shares plus the liquidation preference on any Fund Preferred Shares plus the principal amount of any Borrowings).


ADDITIONAL RISK CONSIDERATIONS


PORTFOLIO TURNOVER
We may engage in portfolio trading when considered appropriate. There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. See "Additional risk considerations -- Portfolio Turnover."

INFLATION RISK
Inflation risk is the risk that the value of assets or income from investments will be worth less than in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on the Fund Preferred Shares, if any, or interest payments on any Borrowings may increase. See "Additional risk considerations -- Inflation Risk."

NON-DIVERSIFIED STATUS
Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies. See "Additional risk considerations -- Non-Diversified Status." See also "Taxation" in the SAI.

ANTI-TAKEOVER PROVISIONS

Certain provisions of the Fund's Charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. See "Certain Provisions of the Charter and By- Laws" and "Additional risk considerations--Anti-Takeover Provisions."


ILLIQUID INVESTMENTS
The Fund may invest up to 20% of its total assets in illiquid real estate investments, including direct interests in real estate and privately-negotiated equity or debt securities. These investments may be difficult to dispose of at a fair price at the times when the Investment Advisor believes it is desirable to do so. Investments in illiquid real estate are also more difficult to value and the Investment Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid real estate may restrict the Fund's ability to take advantage of market opportunities. The risks associated with investments in illiquid real estate may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid real estate.

RECENT DEVELOPMENTS
As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on

U.S. and world economies and markets. Additional attacks or disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares, the Fund Preferred Shares and any Borrowings. Further, additional terrorist attacks, the escalation or aftermath of the war with Iraq or other geopolitical events could affect the U.S. economy in ways that adversely affect securities in which the Fund intends to invest. For example, a decline in consumer spending could cause a downturn in the prospects for REITs that invest in shopping malls. In addition, property owners may be unable to obtain insurance for acts of terrorism or to obtain such insurance on favorable terms.


Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.


FEES AND EXPENSES



The Fund will pay the Investment Manager a monthly investment management fee computed at the annual rate of 0.85% of average daily total managed assets (i.e., the net asset value of Common Shares plus the liquidation preference of any Fund Preferred Shares plus the principal amount of any Borrowings). The fees payable to the Investment Manager are higher than the management fees paid by many investment companies, but are comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. The Investment Manager has contractually agreed to waive a portion of its investment management fees in the amount of 0.25% of average daily total managed assets through August 29, 2008, such waiver declining by 0.05% in each of the next four twelve-month periods.



When the Fund is utilizing leverage, the fees paid to the Investment Manager for its services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's total managed assets, which includes the liquidation preference of preferred stock, and the principal amount of any outstanding Borrowings. The Fund's investment management fees and other expenses are paid only by the Common Shareholders, and not by holders of the Fund Preferred Shares. See "Use of leverage."



LISTING AND SYMBOL



The Fund's Common Shares have been approved for listing on the American Stock Exchange upon notice of issuance under the symbol "SRO."



DIVIDENDS AND DISTRIBUTIONS



Commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate may be adjusted from time to time. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including the stability of income received from its investments and dividends payable on the Fund Preferred Shares or interest payments on Borrowings. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy will likely change. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on any outstanding Fund Preferred Shares and interest on any Borrowings). In addition, at least annually, the Fund intends to distribute net capital gain and any undistributed taxable ordinary income to you so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate any, Fund Preferred Shares, or pay interest on any Borrowings.


The initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 75 days, from the completion of this offering, depending on market conditions. See "Dividends and distributions."

DIVIDEND REINVESTMENT PLAN



Shareholders will receive their dividends in additional Common Shares purchased in the open market or issued by the Fund through the Fund's dividend reinvestment plan, unless they elect to have their dividends and other distributions from the Fund paid in cash. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available. See "Dividends and distributions" and "Taxation."



CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT, REGISTRAR AND SHAREHOLDER SERVICING AGENT



State Street Bank and Trust Company will act as custodian, and Scudder Investment Service Company will act as transfer agent, dividend disbursing agent and registrar for the Fund. UBS Securities LLC will serve as the Fund's shareholder servicing agent. See "Custodian, transfer agent, dividend disbursing agent, registrar and shareholder servicing agent."

Summary of Fund expenses



The purpose of the following table is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations, unless otherwise indicated, and assume that the Fund issues approximately 20,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See "Management of the Fund." The expenses in the table also assume the issuance of Fund Preferred Shares in an amount equal to 35% of the Fund's total capital (after issuance), and the table shows Fund expenses both as a percentage of net assets attributable to Common Shares and, in footnote 3, as a percentage of total managed assets.



Shareholder Transaction Expenses
    Sales Load (as a percentage of offering price)..........  4.50%
    Dividend Reinvestment Plan Fees.........................   None



                                                PERCENTAGE OF NET ASSETS
                                                            ATTRIBUTABLE
                                                  TO COMMON SHARES(2)(3)
------------------------------------------------------------------------
Annual Expenses
    Investment Management Fees(1)...........................       1.31%
    Other Expenses(1).......................................       0.35%
    Interest Payments on a Borrowed Funds(1)................        None
    Total Annual Fund Operating Expenses(1)(3)..............       1.66%
    Fee Waiver and Expense Reimbursement (years 1-5)........  (0.38)%(4)
                                                              ----------
        Total Net Annual Expenses(1)........................    1.28%(4)
                                                              ==========



(1) In the event the Fund, as an alternative to issuing Fund Preferred Shares, utilizes leverage through Borrowings in an amount equal to approximately
     33 1/3% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Shares, the Investment Management Fees would be 1.27%, Other Expenses would be 0.25%, Interest Payments on Borrowed Funds (assuming an interest rate of 5.00%, which interest rate is subject to change based on prevailing market conditions) would be 2.50%, Total Annual Fund Operating Expenses would be 4.02% and Total Net Annual Expenses would be 3.64%. Based on the total net annual expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be $80, $151, $225 and $432, respectively.



(2) If the Fund offers Fund Preferred Shares, the costs of that offering, estimated to be approximately 1% of the total amount of the Fund Preferred Shares offering, will be borne effectively by the Common Shareholders and result in a reduction of the paid-in-capital attributable to the Common Shares.



(3) Stated as percentages of the Fund's total managed assets attributable to both Common Shares and Fund Preferred Shares, the Fund's expenses would be estimated to be as follows:



                                      PERCENTAGE OF TOTAL MANAGED ASSETS
------------------------------------------------------------------------
Annual Expenses
   Investment Management Fees...............................       0.85%
   Other Expenses...........................................       0.23%
   Interest Payments on Borrowed Funds......................        None
   Total Annual Fund Operating Expenses(3)..................       1.08%
   Fee Waiver and Expense Reimbursement (years 1-5).........  (0.25)%(4)
                                                              ----------
       Total Net Annual Expenses(1).........................    0.83%(4)
                                                              ==========



(4) The Investment Manager has contractually agreed to waive a portion of its fees and expenses in the amount of 0.25% of average daily total managed assets (which includes the liquidation preference of any Fund Preferred Shares and the principal amount of any Borrowings) until August 29, 2008, such waiver declining by 0.05% in each of the next four twelve-month periods. The Investment Manager or an affiliate has also agreed to pay all organizational expenses and offering costs (other than the sales load) that exceed $0.03 per Common Share (0.20% of the offering price).


EXAMPLE

The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 1.28% of net assets attributable to Common Shares in years 1 through 5, increasing to 1.66% in year 10 and (2) a 5% annual return:



                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------------------
Total expenses incurred*................................   $57        $84       $112        $207


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.


* The expenses you would pay, based on the Fund's expenses as stated as percentages of the Fund's total managed assets (assuming the issuance of Fund Preferred Shares in an amount equal to 35% of the Fund's capital after their issuance) and otherwise on the assumptions in the example, would be: 1 Year $53; 3 Years $70; 5 Years $89; and 10 Years $153.

--------------------------------------------------------------------------------


The Fund



Scudder RREEF Real Estate Fund II, Inc. is a recently organized, non-diversified, closed-end management investment company. The Fund was incorporated as a Maryland corporation on May 5, 2003 and is registered as an investment company under the 1940 Act. As a recently organized entity, we have no operating history. The Fund's principal office is located at 280 Park Avenue, New York, NY 10017, and its telephone number is (800) 349-4281.



Use of proceeds



We estimate the net proceeds of this offering, after deducting (i) all organization expenses and (ii) offering costs (other than the sales load) that
do not exceed $0.03 per share of Common Shares, to be $          , or
$          assuming exercise of the over-allotment option in full. The net proceeds will be invested in accordance with the policies set forth under "Investment objective and policies." A portion of the organization and offering expenses of the Fund has been advanced by the Investment Manager or its affiliates and will be repaid by the Fund upon closing of this offering. The Investment Manager or an affiliate will be responsible for (i) all of the Fund's organizational expenses and (ii) offering expenses (other than the sales load) that exceed $0.03 per share of the Fund's Common Shares.


We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objective and policies within three to six months of the initial public offering. Pending such investment, those proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments. See "Investment objective and policies."


Investment objective and policies



INVESTMENT OBJECTIVE



The Fund's investment objective is total return through a combination of high current income and capital appreciation potential by investing primarily in real estate securities. The Fund's investment objective and certain other policies are fundamental and may not be changed without the approval of shareholders (determined as provided for in the 1940 Act). Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of shareholders, although we have no current intention of doing so.



PRINCIPAL INVESTMENT FOCUS AND PHILOSOPHY



The Fund has a policy of concentrating its investments in the U.S. real estate industry and not in any other industry. This investment policy is fundamental and cannot be changed without the approval of shareholders. Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common stocks, preferred stocks and other equity securities issued by real estate companies, such as REITs, and direct interests in real estate. At least 70% of the Fund's total assets will be invested in income-producing equity securities issued by REITs. At least 80% of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market. The Fund may invest up to 20% of its total assets in illiquid real estate investments, including direct interests in real estate (some or all of which may be subject to what is referred to as "triple net leases") and privately-negotiated equity or debt


--------------------------------------------------------------------------------
 12

INVESTMENT OBJECTIVE AND POLICIES

--------------------------------------------------------------------------------

securities. Total assets of the Fund include assets purchased with the proceeds of any Borrowings or other financial leverage that the Fund may employ.


The Fund follows a focused investment approach tending to invest in securities of between 40 and 50 issuers, although this number can vary depending on market conditions. However, the Fund will generally not invest more than 10% of its total assets in the securities of one issuer, except in those instances where one issuer represents more than 10% of the benchmark index with respect to which the Fund measures its performance. The focused investment strategy is not a fundamental policy of the Fund and can be changed by the Board of Directors. In addition, the Fund intends that, over time, its direct investments in real estate will be spread among several properties and tenants depending on available opportunities.


The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 20% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such securities have a rating of "BBB" or higher by Standard & Poor's Ratings Services ("S&P"), "Baa" or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by a nationally recognized statistical rating agency. The Fund may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the Investment Advisor, are determined to be of equivalent quality. See Appendix A in the SAI for a description of bond ratings. These policies limiting investments in debt securities and in below-investment-grade preferred stocks or debt securities are fundamental and cannot be changed without the approval of the Fund's shareholders.

The Fund will invest primarily in the securities of U.S. issuers. However, the Fund may invest in companies organized outside the United States that are listed on a U.S. national securities exchange. In addition, U.S. issuers may invest directly or indirectly in non-U.S. properties.

The Fund will not enter into short sales or invest in derivatives, except as described in this Prospectus or in the Fund's SAI and in connection with interest rate swap or interest rate cap transactions. See "Use of leverage" and "Interest rate transactions." There can be no assurance that the Fund's investment objective will be achieved.


PORTFOLIO CONTENTS


The Fund's portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

REAL ESTATE COMPANIES

For purposes of our investment policies, a company is a real estate company if, in the opinion of the Investment Advisor, at the time its securities are purchased by the Fund:


+  at least 50% of its revenues; or


+  at least 50% of the market value of its assets

are attributed to the ownership, construction, financing, management or sale of real estate.


Under normal market conditions, the Fund will invest at least 90% of its total assets in the equity securities of real estate companies and direct interests in real estate. Equity securities of real estate companies can consist of:



+  common stocks (including REIT shares)


+  preferred stocks

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

--------------------------------------------------------------------------------

+  rights or warrants to purchase common and preferred stocks

+ securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Advisor's view, a significant element of the securities' value

The Fund may also invest in equity equivalents, which are securities whose value or return is derived from the value or return of a different security.

REAL ESTATE INVESTMENT TRUSTS

The Fund will invest at least 70% of its total assets in income-producing equity securities of REITs. A REIT is a pooled investment vehicle dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies. The Fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objective.


REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Under current market conditions, the Fund does not intend to invest more than 10% of its total assets in Mortgage REITs and Hybrid REITs combined, although the percentage of the Fund's assets invested in various types of REITs can vary from time to time.

PREFERRED STOCKS
Preferred stocks pay fixed or floating dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The percentage of common and preferred stocks in the Fund's investment portfolio may vary over time based on the Investment Advisor's assessment of market conditions.

CONVERTIBLE SECURITIES
A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

--------------------------------------------------------------------------------
 14

INVESTMENT OBJECTIVE AND POLICIES

--------------------------------------------------------------------------------

DEBT SECURITIES
The Fund may invest a maximum of 10% of its total assets in investment grade and non-investment grade debt securities issued or guaranteed by real estate companies.


DIRECT INTERESTS IN REAL ESTATE


The Fund is authorized to acquire fee interests in real property, although there is no guarantee that it will do so. Direct investments in real estate generally involve the creation of intermediary vehicles through which the property will be held, which themselves involve costs and risks (see "Principal risks of the Fund -- Risks of Direct Investment in Real Estate and Triple Net Leases"). The Fund will consult with its tax advisors in structuring such direct investments and such vehicles to seek to invest in a manner that will not adversely affect the Fund's status as a regulated investment company under federal income tax law, although this cannot be assured. No such vehicles have been created by the Fund to date. To the extent the Fund does make direct investments in real estate, the Fund and other owners of the real estate may be directly involved as landlords and in leasing out the use of the property. Some or all of such properties may be subject to what are generally referred to as "triple net leases." A "triple net lease" provides that in addition to making its lease payments, the tenant will be required to pay or reimburse the Fund for all real estate taxes, sales and use taxes, special assessments, utilities, insurance and building repairs, and other operations and management costs. Triple net leases are long-term leases with a typical term of 15 to 25 years (with one or more renewal options), but generally not less than 10 years. Triple net leases typically require the tenant to pay a base minimum annual rent with periodic increases. The Investment Advisor will seek to enter into triple net leases only with creditworthy tenants. The Investment Advisor has developed specific standards for determining the creditworthiness of potential tenants of Fund-owned properties.


LOWER-RATED SECURITIES
The Fund will not invest more than 20% of its total assets in preferred stock and debt securities rated below investment grade (commonly known as "junk bonds") and equivalent unrated securities of comparable quality. Securities rated non-investment grade (lower than Baa by Moody's or lower than BBB by S&P) are sometimes referred to as "high yield" or "junk" bonds. The Fund may only invest in high yield securities that are rated CCC or higher by S&P, or rated Caa or higher by Moody's, or unrated securities determined by the Investment Advisor to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase. For a description of bond ratings, see Appendix A of the SAI.

DEFENSIVE POSITION
When the Investment Advisor believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objective.


INVESTMENT STRATEGY AND PHILOSOPHY



The Investment Advisor will seek to identify real estate companies and real estate investments that, in its view, will provide superior returns, focusing on companies and properties that have strong cash flow growth potential and, therefore, the capacity for sustained dividend increases. To find these issuers, the Investment Advisor tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to


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                                                                              15

INVESTMENT OBJECTIVE AND POLICIES

--------------------------------------------------------------------------------

evaluate the holdings of real estate companies and REITs in which the Fund may invest. Its analysis also includes each company's management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers the Investment Advisor believes will be the most profitable to the Fund. The Investment Advisor also considers the effect of the real estate securities markets in general when making investment decisions. The REITs in which the Fund will invest will typically have a market capitalization greater than $100 million.


PORTFOLIO TURNOVER


The Fund may realize some short-term gains or losses if the Investment Advisor chooses to sell a security because it believes that one or more of the following is true:

+  a security is not fulfilling its investment purpose

+  a security has reached its optimum valuation

+  a particular company or general economic conditions have changed

The higher the turnover rate, the more brokerage commissions the Fund will pay, which may adversely affect performance. Higher turnover may also result in increased distributions of taxable capital gains to shareholders.


OTHER INVESTMENTS


The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See "Investment Objective and Policies" in the SAI.


Use of leverage


The Fund may use leverage up to the extent permitted by the 1940 Act, through the issuance of Fund Preferred Shares and/or Borrowings (through the issuance of commercial paper, notes or otherwise).


Subject to market conditions and the Fund's receipt of Aaa/aaa credit rating on the Fund Preferred Shares, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Fund Preferred Shares representing approximately 35% of the Fund's capital immediately after their issuance. The Fund intends to apply for ratings for the Fund Preferred Shares from a nationally recognized statistical rating organization (most likely Moody's, S&P and/or Fitch IBCA, Inc. ("Fitch")). The Fund presently anticipates that any Fund Preferred Share that it intends to issue would be initially given the highest ratings by Moody's ("Aaa"), S&P ("AAA") or Fitch ("AAA"). Fund Preferred Shares will have seniority over the Common Shares but will be subordinated to the rights of counterparties to any interest rate transactions the Fund enters into. The issuance of Fund Preferred Shares will leverage the Common Shares. Any Borrowings will also leverage, and have seniority over, the Common Shares.



Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after their issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than Borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value


--------------------------------------------------------------------------------
 16

USE OF LEVERAGE

--------------------------------------------------------------------------------


of the Fund's total assets less liabilities other than Borrowings is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund. The failure to pay the requisite amount of dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares. See "Description of shares--Fund Preferred Shares."


Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.


The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on the Fund Preferred Shares (expected to be AAA/Aaa), the Fund will not issue the Fund Preferred Shares.



Assuming that the Fund Preferred Shares or Borrowings will represent approximately 35% of the Fund's capital and pay dividends or interest or payment rate set by an interest rate transaction at an annual average rate of 3.5%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 1.22% in order to cover such dividend payments or interest or payment rates and other expenses specifically related to the Fund Preferred Shares or Borrowings. Of course, these numbers are merely estimates, used for illustration. Actual Fund Preferred Share dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.



The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio) (net of expenses) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of Fund Preferred Shares or Borrowings representing 35% of the Fund's total capital (without


--------------------------------------------------------------------------------

USE OF LEVERAGE

--------------------------------------------------------------------------------


taking the offering expenses and Fund operating expenses into account) and the Fund's currently projected annual Fund Preferred Share dividend rate, Borrowing interest rate or payment rate set by an interest rate transaction of 3 1/2%. See "Leverage Risks."



Assumed Portfolio Total Return........................  (10.0)%  (5.0)%     0%   5.0%   10.0%
Common Share Total Return.............................  (17.0)%  (9.5)%   2.0%   5.5%   13.0%



Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Fund Preferred Shares or interest on Borrowings) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.


During the time in which the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's total managed assets. Only the Fund's Common Shareholders bear the cost of the Fund's fees and expenses.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.


Leverage risks


Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any Borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital losses and reduce returns to Common Shareholders.

In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. See "Interest rate transactions."

Unless and until Fund Preferred Shares are issued or Borrowings for leverage are made, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.

--------------------------------------------------------------------------------
 18

--------------------------------------------------------------------------------


Interest rate transactions


In seeking to reduce the interest rate risk inherent in our underlying investments and leveraged capital structure, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's Common Shares as a result of leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance of the Fund's Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund's Common Shares. Buying interest rate caps could enhance the performance of the Fund's Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net income of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund Preferred Shares or rate of interest on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund's Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as they were on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

--------------------------------------------------------------------------------

INTEREST RATE TRANSACTIONS

--------------------------------------------------------------------------------

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

The Fund may choose or be required to redeem some or all of the Fund Preferred Shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.


Principal risks of the Fund



The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.



NO OPERATING HISTORY


The Fund is a recently organized, non-diversified, closed-end management investment company with no operating history.


STOCK MARKET RISK


Because prices of equity securities fluctuate from day-to-day, the value of the Fund's portfolio and the price per Common Share will vary based upon general market conditions.


GENERAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET


The Fund may invest in real estate directly, although it will invest principally in securities issued by real estate companies, including REITs. Because of the Fund's policy of concentration in the securities of companies in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate. These risks include:

+  declines in the value of real estate

+  risks related to general and local economic conditions

+  possible lack of availability of mortgage funds

+  overbuilding

+  extended vacancies of properties

+  increased competition

+  increases in property taxes and operating expenses

+  changes in zoning laws

+  losses due to costs resulting from the clean-up of environmental problems

+  liability to third parties for damages resulting from environmental problems

+  casualty or condemnation losses

--------------------------------------------------------------------------------
 20

PRINCIPAL RISKS OF THE FUND

--------------------------------------------------------------------------------

+  limitations on rents

+  changes in neighborhood values and the appeal of properties to tenants

+  changes in interests rates

Thus, the value of the Common Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objective.


GENERAL REAL ESTATE RISKS


Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

RETAIL PROPERTIES
Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operations at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

OFFICE PROPERTIES
Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

--------------------------------------------------------------------------------

PRINCIPAL RISKS OF THE FUND

--------------------------------------------------------------------------------

HOTEL PROPERTIES
The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

HEALTHCARE PROPERTIES
Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

MULTIFAMILY PROPERTIES
The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

INSURANCE ISSUES
Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to

--------------------------------------------------------------------------------
 22

PRINCIPAL RISKS OF THE FUND

--------------------------------------------------------------------------------

insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties which as a result, would adversely impact the Fund's investment performance.

CREDIT RISK
REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

ENVIRONMENTAL ISSUES
In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on its shares could be reduced.

SMALLER COMPANIES
Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average.

TAX ISSUES

REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.



LEVERAGE RISK



The Fund intends to use leverage by issuing Fund Preferred Shares, representing approximately 35% of the Fund's capital after their issuance or, alternatively, through Borrowings. Leverage is a speculative


--------------------------------------------------------------------------------

PRINCIPAL RISKS OF THE FUND

--------------------------------------------------------------------------------

technique and there are special risks and costs associated with the use of leverage. For a more detailed description of the risks associated with leverage, see "Use of leverage."


INTEREST RATE TRANSACTIONS RISK


The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See "Interest rate transactions."


RISKS OF INVESTMENT IN PREFERRED STOCKS AND DEBT SECURITIES


In addition to the risks of equity securities and securities linked to the real estate market, preferred stocks and debt securities also are more sensitive to changes in interest rates than common stocks. When interest rates rise, the value of preferred stocks and debt securities may fall.


RISKS OF DIRECT INVESTMENT IN REAL ESTATE AND TRIPLE NET LEASES



The Fund is authorized to invest directly in real estate and the Fund may acquire any of its properties directly or through entities owned or controlled directly or indirectly by the Fund, including one or more entities that qualify as a REIT for federal income tax purposes, or through joint ventures or limited partnerships. In addition to the other risks described in the Prospectus relating to investing in real estate, the Fund will be exposed to additional risks relating to the investment vehicles through which it intends to hold real estate.



To the extent the Fund holds property through an entity qualifying as a REIT for federal income tax purposes, the REIT will be required to meet several tests regarding its organization, ownership, the nature of its assets and income on an ongoing basis. A number of these tests are factually dependent. Therefore, no assurance can be given that any entity formed by the Fund to hold property will in fact qualify as a REIT. The failure to qualify any such entity as a REIT may subject that entity to corporate income tax, which would adversely impact the Fund's income and decrease the amount available for distribution to shareholders.



The Fund may also hold property through joint venture or co-ownership arrangements or limited partnerships. Any such arrangements may involve risks not otherwise present, including, for example:



+ the risk that a co-venturer, co-owner or general partner might become bankrupt



+ the risk that such co-venturer, co-owner or general partner may be in a position to take action contrary to the Investment Advisor's instructions or requests or contrary to the policies or objectives of the Investment Advisor for the investment



+ the risk that it may be more difficult to sell the Fund's interest in such joint venture, co-ownership or limited partnership arrangement



The Fund may also choose to hold property through a wholly-owned or controlled corporation, which will be subject to corporate-level tax. Fund distributions attributable to dividends received from such a corporation, like other Fund distributions, would also be subject to tax upon receipt by shareholders. However, such Fund distributions may be eligible, to the extent received by individual shareholders, for taxation at long-term capital gains rates. These taxes could, depending on certain factors, significantly reduce the amount of gains upon the sale of properties and the net amount available for distribution to Fund shareholders.


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 24
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PRINCIPAL RISKS OF THE FUND

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The Fund may be exposed to risks associated with the leasehold arrangements for properties it owns. Under a triple net lease, the Fund as landlord may be required to pay for certain tenant improvements and refurbishments, particularly in connection with newly acquired properties or the leasing to a new tenant. In addition, if tenants under triple net leases fail to pay tax, utility and other impositions, the Fund could be required to pay those costs. Further, material losses may occur in excess of insurance proceeds and there are types of losses, generally of a catastrophic nature (such as losses due to wars, acts of terrorism, earthquakes, floods, hurricanes, pollution or environmental matters), which are either uninsurable or not economically insurable, or may be insured subject to limitations, such as large deductibles or co-payments. These costs and losses may adversely affect the Fund's net assets, the Fund's ability to pay dividends to shareholders and the Fund's ability to achieve its investment objective. Moreover, in the event of defaults or lease terminations by tenants, rental income could decrease or cease, which would result in a reduction of cash available for distribution to shareholders.



The Fund may enter into sale and leaseback transactions, in which the Fund would purchase a property from an entity and lease such property back to the same entity. In the event of the bankruptcy of the lessee in a sale and leaseback transaction, the trustee in bankruptcy may seek to recharacterize the transaction either as a financing or a joint venture. To the extent a transaction is treated as a financing, the lessee may be deemed the owner of the property and the Fund would have the status of a creditor with respect to the property. Sale and leaseback transactions also may be recharacterized as financings for tax purposes, in which case the Fund would not be allowed depreciation and other deductions with respect to the property.



In order to qualify as a regulated investment company under the Code, the Fund must comply with several tests, including an "income test." Under this test, at least 90% of the Fund's gross income must be derived from certain sources. Rental income and gains from the sale or other disposition of real estate, as well as the Fund's allocable share of such income and gains from joint ventures, are not good income for purposes of satisfying the 90% income test. The Fund intends to manage its direct real estate holdings through intermediary entities so that it can meet this test and otherwise qualify as a registered investment company. If the Fund were not able to do so, it would not be able to avail itself of the favorable tax treatment for regulated investment companies under the Code, and it would be subject to corporate income tax, which would materially adversely affect the Fund's income and decrease significantly the amount available for distribution to shareholders.



FOCUS RISK


A strategy of investing in a limited number of securities may increase the volatility of the Fund's investment performance compared to a strategy of investing in a larger number of securities. Since each security may represent a significant part of the Fund's overall portfolio, the appreciation or depreciation of that security will have a greater impact on the net asset value of the Fund than it would have had if the Fund invested in a larger number of securities. In addition, if the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it might have had if invested in a larger number of securities.


RISKS OF INVESTMENT IN LOWER-RATED SECURITIES


Lower-rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund's ability to achieve its investment objective may, to the extent it is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. The Fund may invest in high yield securities that are rated "CCC" or higher by S&P or "Caa" or higher by Moody's or unrated securities that are determined by the

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                                                                              25
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PRINCIPAL RISKS OF THE FUND

--------------------------------------------------------------------------------

Investment Advisor to be of comparable quality. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.


MARKET PRICE DISCOUNT FROM NET ASSET VALUE


Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value, or at, below or above the initial public offering price.


FOREIGN SECURITIES



The Fund may invest in U.S. listed companies organized outside the United States or in U.S. issuers that invest directly or indirectly outside the U.S. These investments may involve unique risks, including:


+ the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

+  withholding and other non-U.S. taxes may decrease the Fund's return

--------------------------------------------------------------------------------
 26

--------------------------------------------------------------------------------


Additional risk considerations



PORTFOLIO TURNOVER


The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective. Although the Fund cannot accurately predict its portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Advisor, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Taxation."


INFLATION RISK


Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, Fund Preferred Shares dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.


NON-DIVERSIFIED STATUS



The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Taxation" in the SAI. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the market value of its total assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company and the fund may make investments in real estate and joint ventures that are not treated as securities under the Code, an investment in the Fund presents greater risk to you than an investment in a diversified company.



ANTI-TAKEOVER PROVISIONS



Certain provisions of the Fund's Charter and By-Laws may have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change its structure. These provisions may also have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale


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                                                                              27

ADDITIONAL RISK CONSIDERATIONS

--------------------------------------------------------------------------------


transactions, amendments to the Charter, and conversion to open-end status. See "Description of shares" and "Certain provisions of the Charter and By-Laws."



ILLIQUID INVESTMENTS


The Fund may invest up to 20% of its total assets in illiquid real estate investments, including direct interests in real estate and privately-negotiated equity or debt securities. These investments may be difficult to dispose of at a fair price at the times when the Investment Advisor believes it is desirable to do so. Investments in illiquid real estate are also more difficult to value and the Investment Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid real estate may restrict the Fund's ability to take advantage of market opportunities. The risks associated with investments in illiquid real estate may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid real estate. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which investments are liquid or illiquid. Investments in illiquid real estate will be priced at fair value as determined in good faith by the Board of Directors or its delegate.


RECENT DEVELOPMENTS



As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Additional attacks or disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares and the Fund Preferred Shares. Further, additional terrorist attacks or the escalation or aftermath of the war with Iraq could affect the U.S. economy in ways that adversely affect securities in which the Fund intends to invest. For example, a decline in consumer spending could cause a downturn in the prospects for REITs that invest in shopping malls. In addition, property owners may be unable to obtain insurance for acts of terrorism or to obtain such insurance on favorable terms.


Management of the Fund


The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, Investment Advisor, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers and the Investment Advisor, subject always to the investment objective and policies of the Fund and to the general oversight of the Board of Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.



INVESTMENT MANAGER



Deutsche Asset Management, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, is the Fund's investment manager pursuant to an Investment Management Agreement. Subject at all times to the general oversight of the Fund's Board of Directors, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services. The Investment Manager provides a full range of investment advisory services to retail and institutional clients, and as of May 31, 2003 had total assets of approximately


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 28

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


$694.12 billion under management. The Investment Manager is part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of Deutsche Bank A.G. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


Pursuant to an Investment Advisory Agreement, the Investment Manager has delegated to the Investment Advisor the responsibility for the day-to-day management of the Fund's investment portfolio.

MATTER RELATING TO THE INVESTMENT MANAGER
In April 2002 Walter Hewlett sued Hewlett-Packard, alleging that company unlawfully influenced Deutsche Asset Management's decision to vote proxies in favor of the Hewlett-Packard-Compaq merger. Deutsche Asset Management was not party to the litigation. The court decided the litigation favorably for Hewlett-Packard, concluding that Hewlett-Packard had not unlawfully influenced Deutsche Asset Management's decision to vote proxies regarding the merger and noting that Deutsche Asset Management's ultimate decision to vote the shares of Hewlett-Packard it controlled in favor of the merger was made in what it believed to be the best interests of the beneficial owners of those shares.


The Securities and Exchange Commission and other regulators are conducting informal inquiries in connection with Deutsche Asset Management's vote of proxies in the Hewlett-Packard-Compaq merger. In particular, the Securities and Exchange Commission is looking at whether appropriate disclosure was made to advisory clients of the potential conflicts of interest that may have arisen from Deutsche Bank Securities Inc.'s role as a secondary merger and acquisition adviser to Hewlett-Packard. In this regard, the Securities and Exchange Commission staff will recommend to the Commission that it authorize the filing of an enforcement action against Deutsche Asset Management.



INVESTMENT ADVISOR



RREEF America, L.L.C., with offices located at 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611, is the Fund's Investment Advisor. Subject to the general supervision of the Fund's Board of Directors and the Investment Manager, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. RREEF America, L.L.C., a registered investment adviser, was formed in 1975 and its current clients include pension plans and endowment funds. It is a leading U.S.-based real estate investment manager which as of May 31, 2003 had approximately $18.2 billion in real estate assets under management (including assets in non-securities real estate accounts), of which $3.3 billion represented assets in real estate securities accounts. The Investment Advisor, with offices in Chicago, San Francisco and New York, is managed by 21 principals with an average of 23 years of experience in real estate investing and employs 600 real estate professionals. The Investment Advisor also serves as adviser to Scudder RREEF Real Estate Fund, Inc. (AMEX ticker symbol SRQ), a closed-end fund, with $397.2 million in assets as of June 30, 2003, that has an investment objective and policies that are virtually identical to those of the Fund.



The Investment Advisor is an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. DB Real Estate is one of the largest advisers of combined real property and real estate equity securities globally with more than $54.3 billion in assets under management (as of May 31, 2003) and 1,155 professionals.


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                                                                              29
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MANAGEMENT OF THE FUND
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The Fund will also be supported by Scudder Investments, the North American retail distribution arm of Deutsche Asset Management, which has significant resources and experience marketing and servicing investment products, including a dedicated closed-end fund team that manages 16 funds with approximately $4 billion in assets.



INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS



Under its Investment Management Agreement with the Fund, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services, subject to the general oversight of the Board of Directors of the Fund. The Investment Manager also provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers, or employees of the Investment Manager.



For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.85% of the average daily total managed assets of the Fund. Total managed assets equals the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares plus the principal amount of any Borrowings. This fee is higher than the fees incurred by many other investment companies but is comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. The Investment Manager, and not the Fund, pays the Investment Advisor. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Fund Preferred Shares, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive a portion of its investment advisory fees in the amount of 0.25% of average daily total managed assets until August 29, 2008, such waiver declining by 0.05% of average daily total managed assets in each of the next four twelve-month periods until August 29, 2012, with all waivers expiring commencing August 29, 2012. See "Summary of Fund expenses." When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's total managed assets, which includes the liquidation preference of any Fund Preferred Shares and the principal amount of Borrowings. See "Use of leverage." Because the fees paid to the Investment Manager are determined on the basis of the Fund's total managed assets, the Investment Manager's interest in determining whether to leverage the Fund may differ from the interests of the Fund.


To the extent permissible by law and subject to approval of the Board of Directors, pursuant to the Investment Management Agreement, the Investment Manager is authorized to appoint certain of its affiliates as sub-advisors to perform certain of the Investment Manager's duties. In such cases, the Investment Manager is also authorized to adjust the duties, the amount of assets to be managed and the fees paid by the Investment Manager to any such affiliated sub-advisors. These affiliated subadvisors must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the independent directors and the full Board of Directors of the Fund. Shareholders of the Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the independent Directors. The advisory fee rates paid by the Fund would not increase as a result of any such action since all fees incurred by a sub-advisor will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-advisor.

--------------------------------------------------------------------------------
 30

MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Under its Investment Advisory Agreement with the Fund, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments.


INVESTMENT MANAGEMENT TEAM


The Fund's investments are selected by an investment management team of portfolio managers, research analysts, and traders from the Securities Division of the Investment Advisor who share ideas and responsibility for managing the Fund's investments. As of the date of this Prospectus, the portfolio managers on the investment management team are:


KAREN J. KNUDSON


Principal, Portfolio Manager, Real Estate Securities

Ms. Knudson has 20 years of real estate experience, specializing in the area of REITs. Prior to joining the Investment Advisor, she was Senior Vice President and CFO of Security Capital Group, an advisor at that time to two NYSE listed REITs. Previously, Ms. Knudson was President of Bailard, Biehl and Kaiser Real Estate Investment Trust, a private REIT, in addition to acting as the firm's Director of Real Estate and Research and Portfolio Manager. Ms. Knudson is principal in charge of RREEF Real Estate Securities which manages equity REIT portfolios for institutional investors. Ms. Knudson is an active member of the National Association of Real Estate Investment Trusts ("NAREIT") and has served as a member of the Board of Governors.


JOHN F. ROBERTSON, CFA


Principal, Portfolio Manager, Real Estate Securities


Prior to joining the Investment Advisor, Mr. Robertson was an Assistant Vice President for Lincoln Investment Management, Inc., where he was responsible for REIT research for the Delaware Pooled Trust Real Estate Fund, a competitive mutual fund affiliate. Prior to that, he underwrote and managed commercial mortgage loans on office, industrial, retail, multifamily and hotel properties for Lincoln. He also worked as a consultant with Ernst & Young's Special Services Group, where he specialized in the valuation of all types of income producing real estate. Mr. Robertson holds a CFA designation and is an associate member of NAREIT.



JOHN W. VOJTICEK


VP, Portfolio Manager, Real Estate Securities

Mr. Vojticek has six years of experience in the real estate securities area. As an undergraduate, Mr. Vojticek's emphasis in Finance involved the analysis of portfolio optimization and option pricing evaluation. Mr. Vojticek is an associate member of NAREIT.


MARK D. ZEISLOFT, CFA


VP, Portfolio Manager, Real Estate Securities

Mr. Zeisloft has over 12 years of experience in the area of financial and company analysis and holds the CFA designation. Mr. Zeisloft spent his first 11 professional years with The First National Bank of Chicago. Prior to joining the Investment Advisor in June, 1996, Mr. Zeisloft held the position of Vice President/Credit Officer for the Corporate Real Estate/REIT group, as well as Vice President/Asset Manager in the Real Estate Asset Management division. He is a member of the International Council of Shopping Centers (ICSC) and an associate member of NAREIT.


OTHER SERVICE PROVIDERS

Scudder Fund Accounting Services has been retained to provide the Fund with certain accounting services. State Street Bank and Trust Company serves as the Fund's custodian and Scudder Investment

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                                                                              31
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MANAGEMENT OF THE FUND

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Service Company has been retained to serve as the Fund's transfer agent, dividend disbursing agent and registrar. See "Custodian, transfer agent, dividend disbursing agent, registrar and shareholder servicing agent."


The Investment Manager has retained UBS Securities LLC to act as shareholder servicing agent for the Fund. In consideration of these services, the Investment Manager will pay UBS Securities LLC a fee equal on an annual basis to 0.10% of the Fund's average daily total managed assets. This fee will be an expense of the Investment Manager and not the Fund. See "Custodian, transfer agent, dividend disbursing agent, registrar and shareholder servicing agent."



Dividends and distributions



LEVEL RATE DIVIDEND POLICY



Commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate may be adjusted from time to time. Distributions can only be made from net investment income after paying accrued dividends on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any, as well as making any required payments on any interest rate transactions. The Fund's ability to maintain a level rate dividend policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund intends to distribute all of its net capital gain and any undistributed ordinary taxable income after paying any accrued dividends on, or redeeming or liquidating, any Fund Preferred Shares or making interest and required principal payments on Borrowings, if any. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 75 days, from the completion of this offering, depending upon market conditions. The net income of the Fund consists of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. The Fund currently expects that a portion of its distributions will consist of net capital gain and amounts in excess of investment company taxable income derived from the non-taxable components of the cash flow from the real estate underlying the Fund's portfolio investments. To permit the Fund to maintain a more stable monthly distribution, the Fund may initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value. See "Taxation."



DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


UMB Bank, N.A. (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend disbursing agent will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

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DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

Whenever the Fund declares an income dividend or a capital gains distribution payable in Common Shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of Common Shares of the Fund, and the Fund's transfer agent and dividend disbursing agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's Common Shares on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's Common Shares on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not an American Stock Exchange trading date, then the next preceding American Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales prices on the American Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Common Shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semi-annually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the Common Shares for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of Common Shares as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until

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                                                                              33
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DIVIDENDS AND DISTRIBUTIONS

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investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Fund's transfer agent and dividend disbursing agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in U.S. funds and be sent by first-class mail, postage prepaid, only to the following address: Scudder RREEF Real Estate Fund II, Inc., Dividend Reinvestment and Cash Purchase Plan, 811 Main Street, Kansas City, MO 64105-2005 (800-294-4366).

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Common Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Fund's transfer agent and dividend disbursing agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Common Shares acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Fund's transfer agent and dividend disbursing agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Fund's transfer agent and dividend disbursing agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Fund's transfer agent and dividend disbursing agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Fund's transfer agent and dividend disbursing agent will deliver to such Participant, without charge, a certificate or certificates for the full shares. The Fund's transfer agent and dividend disbursing agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Fund's transfer agent and dividend disbursing agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Fund's transfer agent and dividend disbursing agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Fund's transfer agent and dividend disbursing agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

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 34
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DIVIDENDS AND DISTRIBUTIONS

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The Plan Agent's and/or Fund's transfer agent and dividend disbursing agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Fund's transfer agent and dividend disbursing agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Fund's transfer agent and dividend disbursing agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Fund's transfer agent and dividend disbursing agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Fund's transfer agent and dividend disbursing agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service.

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax which may be payable on such dividends and distributions. The Fund's transfer agent and dividend disbursing agent will report to each Participant the taxable amount of dividends and distributions credited to his account. Foreign shareholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to U.S. income tax withholding will have their dividends and distributions reinvested net of withholding tax. U.S. shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under
Section 3406(a)(i) of the Internal Revenue Code of 1986, as amended, if (i) such shareholder has failed to furnish to the Fund his or her taxpayer identification number (the "TIN"), which for an individual is his social security number; (ii) the Internal Revenue Service has notified the Fund that the TIN furnished by the shareholder is incorrect; (iii) the Internal Revenue Service notifies the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate shareholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Shareholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from backup withholding if such exemption is available to them.

The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies

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                                                                              35
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DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Fund's transfer agent and dividend disbursing agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or transfer agent and dividend disbursing agent under the Plan's terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or the Fund's transfer agent and dividend disbursing agent under the Plan's terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Fund's transfer agent and dividend disbursing agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees. The terms and conditions of the Plan are governed by the laws of the State of New York.


Closed-end structure



The Fund is a recently organized, non-diversified management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares, the mutual fund will redeem or buy back the shares at "net asset value." Mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund's investments.



By comparison, closed-end funds are generally able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.



Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund's Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See "Repurchase of shares." The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.


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 36

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Possible conversion to open-end status



The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and the shareholders. See "Certain provisions of the Charter and By-Laws" for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all Fund Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Fund's Common Shares would no longer be listed on the American Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.



Repurchase of shares


Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although Common Shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. For more information see "Repurchase of Shares" in the SAI. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.


There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders generally and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act. See "Taxation" in the SAI for a description of the potential tax consequences of a share repurchase.


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                                                                              37

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Taxation





The following brief tax discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. In the SAI we have provided more detailed information regarding the tax consequences of investing in the Fund. Dividends paid to you out of the Fund's current and accumulated earnings and profits, except in the case of capital gain dividends and certain dividends received by individual shareholders, as described below, will be taxable to you as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. Individual shareholders who satisfy certain holding period and other requirements are generally taxed on dividends received from the Fund at long-term capital gains rates to the extent the dividends are attributable to "qualified dividend income" received by the Fund. "Qualified dividend income" is generally dividends from U.S. corporations and certain foreign corporations. However, dividends from a REIT will not constitute "qualified dividend income." Accordingly, most of the ordinary income dividends paid by the Fund will not be eligible for the long-term capital gains rates applicable to "qualified dividend income."



A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a nontaxable return of capital that reduces your tax basis in your Fund shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares.



A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.



Each year, we will notify you of the tax status of dividends and other distributions.



If you sell your Fund shares, or have shares repurchased by the Fund, you may realize a gain or loss. Such gain or loss will generally be a capital gain or loss if you hold your Fund Shares as a capital asset and will be long-term or short-term, depending generally on your holding period for the shares. We may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable if you



+  fail to provide us with your correct taxpayer identification number;



+  fail to make required certifications; or



+ have been notified by the Internal Revenue Service that you are subject to backup withholding.


Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest, the Fund will not be required to pay federal income taxes on any income and gains that it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

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 38

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Description of shares

COMMON SHARES


The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value per share. The Common Shares have no preemptive, conversion, exchange, appraisal or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and those offered hereby when issued, will be, fully paid and nonassessable. Common Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that, assuming there are no Fund Preferred Shares outstanding, the holders of more than 50% of the Common Shares will elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors. Whenever Fund Preferred Shares or Borrowings are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund Preferred Shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. The Fund's Board of Directors, with the approval of a majority of the entire board, but without any action by the shareholders of the Fund, may amend the Fund's Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue. The Fund's Common Shares have been approved for listing on the American Stock Exchange upon notice of issuance under the symbol "SRO." Under the rules of the American Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year. The foregoing description and the descriptions below under "Fund Preferred Shares" and "Certain provisions of the Charter and By-Laws" and above under "Possible conversion to open-end status" are subject to the provisions contained in the Fund's Charter and By-Laws.


FUND PREFERRED SHARES


Of the 250,000,000 shares the Fund is authorized to issue, 10,000,000 shares are classified as Fund Preferred Shares, $0.01 par value per share. The Fund's Charter authorizes the Board of Directors, without approval of the Common Shareholders, to determine the designation of and to set the terms of the Fund Preferred Shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms and conditions of redemption prior to issuance. The Fund Preferred Shares may be issued in series.



The Fund's Board of Directors has indicated its intention to authorize an offering of Fund Preferred Shares (representing approximately 35% of the Fund's capital immediately after the time the Fund Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions, the Fund's receipt of a AAA/Aaa credit rating on the Fund Preferred Shares and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Fund Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this prospectus. The Board of Directors has indicated that the preference on distribution, liquidation preference, and redemption provisions of the Fund Preferred Shares will likely be as stated below.


LIMITED ISSUANCE OF FUND PREFERRED SHARES
Under the 1940 Act, the Fund could issue Fund Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total assets less liabilities other than Borrowings, measured

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                                                                              39

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


immediately after issuance of the Fund Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Fund Preferred Shares is less than one-half of the value of the Fund's total assets less liabilities other than Borrowings (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and Fund Preferred Shares discussed in this prospectus, the liquidation value of the Fund Preferred Shares is expected to be approximately 35% of the value of the Fund's total assets less liabilities other than Borrowings. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to keep that fraction below one-half.


DISTRIBUTION PREFERENCE
The Fund Preferred Shares will have complete priority over the Common Shares.

LIQUIDATION PREFERENCE
In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

VOTING RIGHTS

Fund Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by applicable law or the Fund's Charter, holders of Fund Preferred Shares will vote together with Common Shareholders as a single class.


Holders of Fund Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common Shareholders and holders of Fund Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Fund Preferred Shares, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Fund Preferred Shares will be required, in addition to the combined single class vote of the holders of Fund Preferred Shares and Common Shares.

REDEMPTION, PURCHASE AND SALE OF FUND PREFERRED SHARES
The terms of the Fund Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Fund Preferred Shares and resell any shares so tendered. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See "Use of leverage."


The discussion above describes the Board of Directors' present intention with respect to a possible offering of Fund Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of the Fund Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Charter.


--------------------------------------------------------------------------------
 40

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


As of the date of this prospectus, Deutsche Asset Management, Inc. owned of record and beneficially 6,981 shares of the Fund's Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.



Certain provisions of the Charter and By-Laws



The Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. On the first day on which the Fund has more than one stockholder of record, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. Additionally, the Fund's By-Laws provide that the vote required to elect directors is (1) the vote of the holders of a majority of the shares of common stock and preferred stock outstanding and entitled to vote thereon, voting together as a single class, or (2) in the case of directors elected by the holders of preferred stock voting separately as a class, the vote of the holders of a majority of the shares of preferred stock outstanding and entitled to vote thereon. It is possible that no nominee will receive the required vote. In the case of a failure to elect one or more directors because the nominees receive votes constituting less than the required vote, the incumbent directors would hold over and continue to direct the management of the business and affairs of the Fund until the next election of directors and until their successors are duly elected and qualify. A director may be removed from office only for cause and then only by the affirmative vote of the holders of at least 80% of the votes entitled to be cast generally in the election of directors. The Charter provides that any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until his successor is elected and qualifies.



The affirmative vote of at least 80% of the entire Board of Directors is required to approve the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 80% of the votes of the Fund's common stock and preferred stock entitled to be cast thereon, each voting as a separate class, unless it is approved by a vote of at least 80% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund or which individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5% of any class of the Fund's securities (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is not an Interested Party or an affiliate or associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund, or is elected to the Board of Directors to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an affiliate or associate of an Interested Party. The affirmative vote of at least 80% of the votes of the Fund's common stock and preferred stock entitled to be cast thereon, each voting as a separate class, will be required to amend the Fund's Charter to change any of the provisions in this paragraph, the preceding paragraph and the subsequent two paragraphs, unless such action previously has been approved by the affirmative vote of 80% of


--------------------------------------------------------------------------------

CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS
--------------------------------------------------------------------------------

the Continuing Directors, in which case no stockholder vote shall be required to approve such amendment unless otherwise provided in the Charter or required by law.


The affirmative votes of at least 80% of the entire Board of Directors and the holders of at least (i) 80% of the votes of the Fund's common stock and preferred stock entitled to be cast thereon, each voting as a separate class, and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes entitled to be cast by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:


(i) merger, consolidation or share exchange of the Fund with or into any other person;

(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding
       (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering or private placement thereof, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan and/or cash purchase plan adopted by the Fund,
       (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");


(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Charter to terminate the Fund's existence; or


(v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets.


However, the voting requirements described above will not be required with respect to a Business Combination if it is approved by a vote of at least 80% of the Continuing Directors (as defined above), or certain pricing and other conditions specified in the Charter are met. In such cases, with respect to a Business Combination described in (i) or (iii) above (if the transfer or other disposition is one with respect to which a stockholder vote is required under Maryland law), the affirmative vote of the holders of a majority of the votes entitled to be cast will be sufficient to authorize the transaction. In such cases, with respect to any other Business Combination, no stockholder vote is required. Further, with respect to a transaction described in (iv) above, if it is approved by a vote of at least 80% of the Continuing Directors, a majority of the votes entitled to be cast by the shareholders will be sufficient to authorize the transaction.



The By-Laws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by the Board of Directors, or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notices procedures of the By-Laws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to our notice of


--------------------------------------------------------------------------------
 42

CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS
--------------------------------------------------------------------------------


the meeting, (ii) by the Board of Directors or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the By-Laws. The By-Laws also establish certain procedures and requirements relating to the calling of stockholder-requested special meetings.



The Board of Directors has determined that the foregoing voting requirements, which are in some instances greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund.



Reference is made to the Charter and By-Laws of the Fund, on file with the Commission, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Underwriting


The underwriters named below (the "Underwriters"), acting through UBS Securities LLC, 299 Park Avenue, New York, New York, Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York, and Deutsche Bank Securities Inc., 31 West 52nd Street, New York, New York, as lead managers, and Wachovia Capital Markets, LLC, Legg Mason Wood Walker, Incorporated, RBC Dain Rauscher Incorporated, H&R Block Financial Advisors, Inc., Fahnestock & Co. Inc. and Janney Montgomery Scott LLC as their representatives (together with the lead managers, the "Representatives") have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and the Investment Manager, to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.



                                                                  NUMBER OF
                        UNDERWRITERS                          COMMON SHARES
---------------------------------------------------------------------------
UBS Securities LLC..........................................
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated...................................
Deutsche Bank Securities Inc. ..............................
Wachovia Capital Markets, LLC...............................
Legg Mason Wood Walker, Incorporated........................
RBC Dain Rauscher Incorporated..............................
H&R Block Financial Advisors, Inc. .........................
Fahnestock & Co. Inc. ......................................
Janney Montgomery Scott LLC.................................
                                                              -------------
          Total.............................................
                                                              =============


The Fund has granted to the Underwriters an option, exercisable for 45 days from
the date of this Prospectus, to purchase up to an additional           Common
Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.


The Fund has agreed to pay a commission to the Underwriters in the amount of up to $0.675 per Common Share (4.50% of the public offering price per common share). The Representatives have advised the Fund that the Underwriters may pay
up to $   per Common Share from such commission to selected dealers who sell the
Common Shares and that such dealers may reallow a concession of up to $   per
Common Share to certain other dealers who sell shares. Investors must pay for
any Common Shares purchased on or before           , 2003.


Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Investment Manager and the Representatives. There can be no assurance, however, that the price at which Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The minimum investment requirement is 100 Common Shares.

--------------------------------------------------------------------------------
 44

UNDERWRITING
--------------------------------------------------------------------------------

The Fund, the Investment Manager and the Investment Advisor have agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Fund has agreed not to offer, sell or register with the Securities and Exchange Commission any equity securities of the Fund, other than issuances of Common Shares, including pursuant to the Fund's Dividend Reinvestment Plan, and issuances in connection with any offering of preferred shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the American Stock Exchange or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.


The Investment Manager (and not the Fund) has agreed to pay from its own assets to certain Underwriters (each a "Qualifying Underwriter") that meet certain sales targets established by the Investment Manager (which may be waived or modified in the discretion of the Investment Manager) a quarterly incentive fee at an annual rate of up to 0.15% of the Fund's average daily total managed assets (including assets attributable to any Fund Preferred Shares or other financial leverage of the Fund that may be outstanding) attributable to Common Shares sold by such Qualifying Underwriters in this offering, such fees to be payable so long as the Investment Management Agreement remains in effect between the Fund and the Investment Manager, or any successor in interest or affiliate of the Investment Manager as and to the extent that such Investment Management Agreement is renewed periodically in accordance with the 1940 Act. The Investment Manager will limit the amount of such fee payments such that the total amount of such fee payments, together with the sales load and other underwriting compensation in connection with this offering (discounted to the closing date of this offering) will not exceed any sales charge limits (which the Investment Manager and the Underwriters currently understand to be 9.00%) under the rules of the National Association of Securities Dealers, Inc., as then in effect.



As described below under "Custodian, transfer agent, dividend disbursing agent, registrar and shareholder servicing agent," UBS Securities LLC will provide shareholder services to the Fund pursuant to a shareholder servicing agreement with the Investment Manager.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Custodian, transfer agent, dividend disbursing agent, registrar and shareholder servicing agent

State Street Bank and Trust Company, whose principal business address is One Heritage Drive, North Quincy, MA 02171 has been retained to act as custodian of the Fund's investments and Scudder Investment Service Company, whose principal business address is 811 Main Street, Kansas City, MO 64105-2005, has been retained to serve as the Fund's transfer and dividend disbursing agent and registrar. Neither State Street Bank and Trust Company nor Scudder Investment Service Company has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio. Scudder Fund Accounting Corporation, whose principal business address is Two International Place, Boston, MA 02110, has been retained to serve as accounting agent.


The Investment Manager (and not the Fund) has agreed to pay from its own assets to UBS Securities LLC a shareholder servicing fee (the "Shareholder Servicing Fee") at an annual rate of 0.10% of the Fund's average daily total managed assets (including assets attributable to any Fund Preferred Shares or other financial leverage of the Fund that may be outstanding) pursuant to a shareholder servicing agreement between the Investment Manager and UBS Securities LLC (the "Shareholder Servicing Agreement"). Pursuant to the Shareholder Servicing Agreement UBS Securities LLC will provide the following services (the "Services"): (i) at the request of and as specified by the Investment Manager, undertake to make available to the public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate), provided that Services do not include customary market research information provided by UBS Securities LLC or its registered broker-dealer affiliate's in the ordinary course of business; (ii) at the request of and as specified by the Investment Manager, make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund (provided that services do not include customary market research information provided by UBS Securities LLC or its registered broker-dealer affiliates in the ordinary course of business), if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of the Investment Manager or the Fund, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Investment Manager or the Fund, and consult with representatives of the Investment Manager and Directors of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares,
(2) the respective market performance of the Fund and such other companies, and
(3) other relevant performances indicators; and (iv) at the request of the Investment Manager or the Fund, provide information to and consult with the Investment Manager and/or the Board of Directors with respect to applicable strategies designed to address market value discounts, which may include share repurchases or tender offers, modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, or a Fund liquidation or merger, including providing information concerning the use and impact of these strategic alternatives by other market participants; provided, however, that under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is not obligated to furnish any advice or make any recommendations regarding the purchase or sale of portfolio securities or render any opinions, valuations or recommendations of any kind or to perform any such similar services in connection with providing the Services specified in the Shareholder Servicing Agreement. Under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is relieved from liability to the Investment Manager or the Fund for any act or omission


--------------------------------------------------------------------------------
 46

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT, REGISTRAR AND SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------


in the course of its performance under the Shareholder Servicing Agreement in the absence of gross negligence, bad faith or willful misconduct and is indemnified by the Investment Manager in the absence of such conduct. The Shareholder Servicing Agreement will remain in effect so long as the Investment Management Agreement remains in effect between the Fund and the Investment Manager or any successor in interest or affiliate of the Investment Manager, as and to the extent that such Investment Management Agreement is renewed periodically in accordance with the 1940 Act.



Reports to shareholders


The Fund will send unaudited semi-annual and audited annual reports to its shareholders.


Validity of the shares



The validity of the shares offered hereby is being passed on for the Fund by Willkie Farr & Gallagher, New York, New York, and certain other legal matters will be passed on for the underwriters by Skadden Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois and its affiliates. Venable, Baetjer and Howard, LLP will opine on certain matters pertaining to Maryland law. Willkie Farr & Gallagher and Skadden Arps, Slate, Meagher & Flom (Illinois) may rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of contents of the
Statement of Additional Information



PAGE
------------------------------------------------------------------
Investment Objective and Policies...........................     2
Use of Leverage.............................................     3
Investment Restrictions.....................................     6
Management of the Fund......................................     8
Compensation of Directors...................................    13
Investment Advisory and Other Services......................    14
Portfolio Transactions and Brokerage........................    17
Determination of Net Asset Value............................    17
Repurchase of Shares........................................    19
Taxation....................................................    20
Performance Information.....................................    23
Counsel and Independent Accountants.........................    26
Additional Information......................................    26
Statement of Assets and Liabilities.........................    27
Report of Independent Accountants...........................    28
Ratings of Investments (Appendix A).........................   A-1


--------------------------------------------------------------------------------
 48

                               (Scudder Graphic)

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED


                   Subject to completion, dated July 25, 2003


                               (Scudder Graphic)

                                280 Park Avenue
                               New York, New York
                                  800-349-4281

                             ---------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                                August    , 2003



     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF SCUDDER RREEF REAL ESTATE FUND II,
INC., DATED AUGUST   , 2003, AS SUPPLEMENTED FROM TIME TO TIME (THE
"PROSPECTUS"). THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE ADDRESS OR PHONE NUMBER SHOWN ABOVE.


                             ---------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
INVESTMENT OBJECTIVE AND POLICIES...........................    2
USE OF LEVERAGE.............................................    3
INVESTMENT RESTRICTIONS.....................................    6
MANAGEMENT OF THE FUND......................................    8
COMPENSATION OF DIRECTORS...................................   13
INVESTMENT ADVISORY AND OTHER SERVICES......................   14
PORTFOLIO TRANSACTIONS AND BROKERAGE........................   17
DETERMINATION OF NET ASSET VALUE............................   17
REPURCHASE OF SHARES........................................   19
TAXATION....................................................   20
PERFORMANCE INFORMATION.....................................   23
COUNSEL AND INDEPENDENT ACCOUNTANTS.........................   26
ADDITIONAL INFORMATION......................................   26
STATEMENT OF ASSETS AND LIABILITIES.........................   27
REPORT OF INDEPENDENT ACCOUNTANTS...........................   28
RATINGS OF INVESTMENTS (APPENDIX A).........................  A-1

                      STATEMENT OF ADDITIONAL INFORMATION

     Scudder RREEF Real Estate Fund II, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company organized as a Maryland corporation on May 5, 2003. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVE AND POLICIES
               ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

     The following descriptions supplement the descriptions of the principal investment objective, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its non-fundamental investment policies without written notice to shareholders.

INVESTMENTS IN REAL ESTATE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS


     It is our fundamental policy to concentrate our investments in the U.S. real estate market and not in any other industry. Under normal market conditions, we will invest at least 90% of our total assets (net income, plus any borrowings for investment) in income-producing common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts ("REITs"), and direct interests in real estate.


REAL ESTATE COMPANIES

     For purposes of our investment policies, an issuer is a real estate company if, in the opinion of RREEF America, L.L.C. (the "Investment Advisor"), at the time its securities are purchased by the Fund, at least 50% of its revenues or at least 50% of the market value of its assets are attributed to the ownership, construction, financing, management or sale of real estate.

REAL ESTATE INVESTMENT TRUSTS


     A REIT is an issuer dedicated to owning, and usually operating, income-producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs. It is anticipated, although not required, that under current market conditions at least 80% of the Fund's investments in REITs will consist of securities issued by Equity REITs. At least 70% of the Fund's total assets will be invested in income-producing equity securities of REITs.


PREFERRED STOCKS

     Preferred stocks pay fixed or floating dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The percentage of common and preferred stocks in the Fund's investment portfolio may vary over time based on the Investment Advisor's assessment of market conditions.

LOWER-RATED SECURITIES

     Securities rated non-investment grade (lower than Baa by Moody's Investors Service Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), are sometimes referred to as "high yield" or "junk" bonds. The Fund may only invest in securities rated CCC or higher by S&P, or rated Caa or higher by Moody's, or equivalent unrated securities. The issuers of these securities have a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund may invest no more than 20% of its total assets in preferred stock or debt securities rated below investment grade or unrated securities of comparable quality. This is a fundamental investment policy. In addition, the Fund will not invest in securities which are in default at the time of purchase. For a description of bond ratings, see Appendix A.

ILLIQUID SECURITIES


     A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value. At least 80% of the equity securities of real estate companies in which we intend to invest are traded on a national securities exchange or in the over-the-counter market, and up to 20% of the Fund's total assets may be invested in illiquid investments, including direct investments in real estate (some or all of which may be subject to what are referred to as "triple net leases") and privately-negotiated equity or debt securities.


CASH RESERVES

     The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody's or S&P, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

     In entering into a repurchase agreement for the Fund, the Investment Advisor will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

                                USE OF LEVERAGE


     The Fund may use leverage through the issuance of preferred stock ("Fund Preferred Shares"), commercial paper or notes and/or borrowing. Subject to market conditions and the Fund's receipt of Aaa/aaa credit rating on the Fund Preferred Shares, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Fund Preferred Shares representing approximately 35% of the Fund's capital immediately after their issuance. The issuance of Fund Preferred Shares will leverage the Common Shares. Any issuance of commercial paper or notes or borrowing will have seniority over the Common Shares. Throughout this Statement of Additional Information, commercial paper, notes or borrowings may be collectively referred to as "Borrowings".


     Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the

Fund's total assets less liabilities other than borrowing is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which could have a material adverse effect on the value of the Common Shares. See "Description of Shares -- Fund Preferred Shares" in the Prospectus.

     Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's total assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

     The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on the Fund Preferred Shares (expected to be Aaa/aaa), the Fund will not issue the Fund Preferred Shares.

     During the time in which the Fund is utilizing leverage, the fees paid to Deutsche Asset Management, Inc. (the "Investment Manager") for investment management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's total managed assets. Only the Fund's Common Shareholders bear the cost of the Fund's fees and expenses.

     The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

LEVERAGE RISK

     Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize a higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

     Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

     In addition, such redemption or prepayment likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

     Unless and until the borrowings for leverage or Fund Preferred Shares are issued, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.

INTEREST RATE TRANSACTIONS

     In order to reduce the interest rate risk inherent in our underlying investments and capital structure, we may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. We may use an interest rate cap, which would require us to pay a premium to the cap counterparty and would entitle us, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. We would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's Common Shares as a result of leverage.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance on the Fund's Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund's Common Shares. Buying interest rate caps could enhance the performance of the Fund's Common Shares by providing a ceiling on leverage expenses. Buying interest rate caps could also decrease the net income of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counter-party defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund Preferred Shares or rate of interest on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund's Common Shares. Although this will not guarantee that the counter-party does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares. The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

     The Fund may choose or be required to redeem some or all of the Fund Preferred Shares or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                            INVESTMENT RESTRICTIONS

     The investment objective and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

     The Fund may not:

          1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; in addition to the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

          2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;


          3. Purchase or sell real estate or mortgages on real estate, except in accordance with permitted investment policies or strategies;



          4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in futures contracts, options thereon and such similar instruments and may invest in securities or other instruments backed by physical commodities;


          5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

          6. Purchase preferred stock and debt securities rated, at the time of investment, below investment grade and unrated securities of comparable quality, if, as a result, more than 20% of the Fund's total assets would then be invested in such securities;

          7. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

          8. Enter into short sales unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contract and options are not deemed to constitute selling securities short;

          9. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;


          10. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings or permitted strategies;



          11. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin; or



          12.  Invest for purposes of exercising control over management.

     The investment restrictions numbered 1 through 7 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority of the outstanding voting securities" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 8 through 12 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.


     Fund Name. The Fund plans, under normal circumstances, to invest at least 90% of its net assets (plus the amount of any borrowing for investment purposes) in income-producing common stocks, preferred stocks and other equity securities issued by real estate companies, such as REITs, and direct interests in real estate, as the Fund's name suggests. The Fund will measure the percentage at the time an investment is made, not later. If market fluctuations or shareholder actions cause the Fund's real estate-related investments to fall below 80% of its net assets, plus any borrowings for investment purposes, the Fund will act to remedy the situation as promptly as possible, normally within three business days. However, the Fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Investment Advisor believes such action may expose the Fund to losses or unreasonable risks of loss. Also, the Fund may occasionally depart from its name policy. For example, the Fund may depart from its name policy to avoid losses caused by adverse market, economic, political, or other conditions.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, Investment Advisor, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers and the Investment Manager, subject always to the investment objective and policies of the Fund and to the general supervision of the
Directors. As of           , 2003 the Directors and officers as a group
beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Fund.

     The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director or officer of one or more other investment companies advised by the Investment Manager and its affiliates. An asterisk (*) has been placed next to the name of each Director who is an "interested person" of the Fund, as such term is defined in the 1940 Act, by virtue of such person's affiliation with the Fund or the Investment Manager.


                       DIRECTORS AND OFFICERS OF THE FUND



                                                                                   NUMBER OF FUNDS
                                                                                     IN THE FUND
                        POSITION WITH THE                                           COMPLEX TO BE
                         FUND AND LENGTH           BUSINESS EXPERIENCE AND           OVERSEEN BY
NAME AND BIRTH DATE      OF TIME SERVED     DIRECTORSHIPS DURING THE PAST 5 YEARS     DIRECTOR
-------------------     -----------------   -------------------------------------  ---------------
Independent Directors
Richard R. Burt......  Director since 2003  Chairman, Diligence LLC                      69
2/3/47                                      (international information-collection
                                            and risk-management firm) (September
                                            2000 to present); Chairman, IEP
                                            Advisors, Inc. (July 1998 to
                                            present); Chairman of the Board,
                                            Weirton Steel Corporation(2) (April
                                            1996 to present); Member of the
                                            Board, Hollinger International,
                                            Inc.(2) (publishing) (1995 to
                                            present), HCL Technologies Limited
                                            (information technology) (April 1999
                                            to present), UBS Mutual Funds
                                            (formerly known as Brinson and
                                            Mitchell Hutchins families of funds)
                                            (registered investment companies)
                                            (September 1995 to present); and
                                            Member, Textron Inc.(2) International
                                            Advisory Council (July 1996 to
                                            present). Formerly, Partner, McKinsey
                                            & Company (consulting) (1991-1994)
                                            and US Chief Negotiator in Strategic
                                            Arms Reduction Talks (START) with
                                            former Soviet Union and US Ambassador
                                            to the Federal Republic of Germany
                                            (1985-1991); Member of the Board,
                                            Homestake Mining(2) (mining and
                                            exploration) (1998-February 2001),
                                            Archer Daniels Midland Company(2)
                                            (agribusiness operations) (October
                                            1996-June 2001) and Anchor Gaming
                                            (gaming software and equipment)
                                            (March 1999-December 2001).

                                                                                   NUMBER OF FUNDS
                                                                                     IN THE FUND
                        POSITION WITH THE                                           COMPLEX TO BE
                         FUND AND LENGTH           BUSINESS EXPERIENCE AND           OVERSEEN BY
NAME AND BIRTH DATE      OF TIME SERVED     DIRECTORSHIPS DURING THE PAST 5 YEARS     DIRECTOR
-------------------     -----------------   -------------------------------------  ---------------
S. Leland Dill.......  Director since 2003  Trustee, Phoenix Zweig Series Trust          67
3/28/30                                     (since September 1989), Phoenix
                                            Euclid Market Neutral Funds (since
                                            May 1998) (registered investment
                                            companies); Retired (since 1986).
                                            Formerly, Partner, KPMG Peat Marwick
                                            (June 1956-June 1986); Director,
                                            Vintners International Company Inc.
                                            (wine vintner) (June 1989-May 1992),
                                            Coutts (USA) International (January
                                            1992-March 2000), Coutts Trust
                                            Holdings Ltd., Coutts Group (private
                                            bank) (March 1991-March 1999);
                                            General Partner, Pemco (investment
                                            company) (June 1979-June 1986).
Martin J. Gruber.....  Director since 2003  Nomura Professor of Finance, Leonard         68
7/15/37                                     N. Stern School of Business, New York
                                            University (since September 1964);
                                            Trustee, CREF (pension fund) (since
                                            January 2000); Director, S.G. Cowen
                                            Mutual Funds
                                            (January 1985-January 2001), Japan
                                            Equity Fund, Inc. (since January
                                            1992), Thai Capital Fund, Inc. (since
                                            January 2000) and Singapore Fund,
                                            Inc. (since January 2000) (registered
                                            investment companies). Formerly,
                                            Trustee, TIAA (pension fund) (January
                                            1996-January 2000).
Joseph R. Hardiman...  Director since 2003  Private Equity Investor (January 1997        67
5/27/37                                     to present); Director, Soundview
                                            Technology Group Inc. (investment
                                            banking) (July 1998 to present),
                                            Corvis Corporation(2) (optical
                                            networking equipment) (July 2000 to
                                            present), Brown Investment Advisory &
                                            Trust Company (investment advisor)
                                            (February 2001 to present), The Nevis
                                            Fund (registered investment company)
                                            (July 1999 to present), and ISI
                                            Family of Funds (registered
                                            investment companies) (March 1998 to
                                            present). Formerly, Director, Circon
                                            Corp.(2) (medical instruments)
                                            (November 1998-January 1999);
                                            President and Chief Executive
                                            Officer, The National Association of
                                            Securities Dealers, Inc. and The
                                            NASDAQ Stock Market, Inc.
                                            (1987-1997); Chief Operating Officer
                                            of Alex. Brown & Sons Incorporated
                                            (now Deutsche Bank Securities Inc.)
                                            (1985-1987); General Partner, Alex.
                                            Brown & Sons Incorporated (now
                                            Deutsche Bank Securities Inc.)
                                            (1976-1985).

                                                                                   NUMBER OF FUNDS
                                                                                     IN THE FUND
                        POSITION WITH THE                                           COMPLEX TO BE
                         FUND AND LENGTH           BUSINESS EXPERIENCE AND           OVERSEEN BY
NAME AND BIRTH DATE      OF TIME SERVED     DIRECTORSHIPS DURING THE PAST 5 YEARS     DIRECTOR
-------------------     -----------------   -------------------------------------  ---------------
Richard J. Herring...  Director since 2003  Jacob Safra Professor of                     67
2/18/46                                     International Banking and Professor,
                                            Finance Department, The Wharton
                                            School, University of Pennsylvania
                                            (since July 1972); Director, Lauder
                                            Institute of International Management
                                            Studies (since July 2000);
                                            Co-Director, Wharton Financial
                                            Institutions Center (since July 2000)
                                            and Vice Dean and Director, Wharton
                                            Undergraduate Division (July
                                            1995-June 2000).
Graham E. Jones......  Director since 2003  Senior Vice President, BGK Realty,           67
1/31/33                                     Inc. (commercial real estate) (since
                                            1995); Trustee, 8 open-end mutual
                                            funds managed by Weiss, Peck & Greer
                                            (since 1985) and Trustee of 18
                                            open-end mutual funds managed by Sun
                                            Capital Advisers, Inc. (since 1998).
Rebecca W. Rimel.....  Director since 2003  President and Chief Executive                67
4/10/51                                     Officer, The Pew Charitable Trusts
                                            (charitable foundation) (1994 to
                                            present); Executive Vice President,
                                            The Glenmede Trust Company
                                            (investment trust and wealth
                                            management) (1983 to present).
                                            Formerly, Executive Director, The Pew
                                            Charitable Trusts (1988-1994);
                                            Director, ISI Family of Funds
                                            (registered investment companies)
                                            (1997-1999) and Director, The
                                            Glenmede Trust Company (investment
                                            trust and wealth management)
                                            (1994-2002).
Philip Saunders,       Director since 2003  Principal, Philip Saunders Associates        67
Jr. .................                       (Economic and Financial Consulting)
10/11/35                                    (since November 1988). Formerly,
                                            Director, Financial Industry
                                            Consulting, Wolf & Company
                                            (consulting) (1987-1988); President,
                                            John Hancock Home Mortgage
                                            Corporation (1984-1986); Senior Vice
                                            President of Treasury and Financial
                                            Services, John Hancock Mutual Life
                                            Insurance Company, Inc. (1982-1986).
William N. Searcy....  Director since 2003  Pension & Savings Trust Officer,             67
9/3/46                                      Sprint Corporation(2)
                                            (telecommunications) (since November
                                            1989); Trustee of 22 open-end mutual
                                            funds managed by Sun Capital
                                            Advisers, Inc. (since October 1998).

                                                                                   NUMBER OF FUNDS
                                                                                     IN THE FUND
                        POSITION WITH THE                                           COMPLEX TO BE
                         FUND AND LENGTH           BUSINESS EXPERIENCE AND           OVERSEEN BY
NAME AND BIRTH DATE      OF TIME SERVED     DIRECTORSHIPS DURING THE PAST 5 YEARS     DIRECTOR
-------------------     -----------------   -------------------------------------  ---------------
Robert H.              Director since 2003  President, Robert H. Wadsworth               70
Wadsworth............                       Associates, Inc. (consulting firm)
1/29/40                                     (May 1982 to present). Formerly,
                                            President and Trustee, Trust for
                                            Investment Managers (registered
                                            investment company) (April 1999-June
                                            2002); President, Investment Company
                                            Administration, L.L.C. (January
                                            1992**-July 2001); President,
                                            Treasurer and Director, First Fund
                                            Distributors, Inc. (June 1990-January
                                            2002); Vice President, Professionally
                                            Managed Portfolios (May 1991-January
                                            2002) and Advisors Series Trust
                                            (October 1996-January 2002)
                                            (registered investment companies);
                                            President, Guinness Flight Investment
                                            Funds, Inc. (registered investment
                                            company) (June 1994-November 1998).
                                            ** Inception date of the corporation
                                            which was the predecessor to the
                                               L.L.C.
Interested Director
Richard T.             Chairman of the      Managing Director, Deutsche                 200
Hale(3)*.............  Board and Director   Investment Management Americas Inc.
7/7/45                 since 2003           (2003 to present); Managing Director,
                                            Deutsche Bank Securities Inc.
                                            (formerly Deutsche Banc Alex. Brown
                                            Inc.) and Deutsche Asset Management
                                            (1999 to present); Director and
                                            President, Investment Company Capital
                                            Corp. (registered investment advisor)
                                            (1996 to present); Director, Deutsche
                                            Global Funds, Ltd. (2000 to present),
                                            CABEI Fund (2000 to present), North
                                            American Income Fund (2000 to
                                            present) (registered investment
                                            companies); Director, Scudder Global
                                            Opportunities Fund (since 2003);
                                            Director/Officer Deutsche/Scudder
                                            Mutual Funds (various dates);
                                            President, Montgomery Street
                                            Securities, Inc. (2002 to present)
                                            (registered investment companies);
                                            Vice President, Deutsche Asset
                                            Management, Inc. (2000 to present);
                                            formerly, Director, ISI Family of
                                            Funds (registered investment
                                            companies; 4 funds overseen)
                                            (1992-1999).

                         POSITION WITH THE
                          FUND AND LENGTH                  BUSINESS EXPERIENCE AND
NAME AND BIRTH DATE       OF TIME SERVED             DIRECTORSHIP DURING THE PAST 5 YEARS
-------------------      -----------------           ------------------------------------
Officers
Richard T. Hale(4).....  President and       See information provided under Interested Director
                         Chief Executive
                         Officer since
                         2003
Judith A.                Vice President      Managing Director, Deutsche Investment Management
Hannaway(4)............  since 2003          Americas Inc. (1997 to present).
3/29/55
Daniel O. Hirsch(4)....  Vice President      Managing Director, Deutsche Asset Management
3/27/54                  and Secretary       (2002-present) and Director, Deutsche Global Funds
                         since 2003          Ltd. (2002-present). Formerly, Director, Deutsche
                                             Asset Management (1999-2002), Principal, BT Alex.
                                             Brown Incorporated (now Deutsche Bank Securities
                                             Inc.) (1998-1999); Assistant General Counsel, United
                                             States Securities and Exchange Commission
                                             (1993-1998).
Kenneth Murphy.........  Vice President      Vice President, Deutsche Asset Management (September
10/13/63                 and Anti-Money      2000-present); Vice President, Scudder Distributors,
                         Laundering          Inc. (December 2002-present); Formerly, Director,
                         Compliance          John Hancock Signature Services (1992-2000); Senior
                         Officer since       Manager, Prudential Mutual Fund Services
                         2003                (1987-1992).
Amy M. Olmert(4).......  Assistant           Director, Deutsche Asset Management (January 1999 to
5/14/63                  Secretary since     present); Formerly, Vice President, BT Alex, Brown
                         2003                Incorporated (now Deutsche Bank Securities Inc.)
                                             (1997-1999); Senior Manager and other positions,
                                             Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers
                                             LLP) (1988-1997).
Charles A. Rizzo(4)....  Treasurer and       Director, Deutsche Asset Management (April 2000 to
8/5/57                   Chief Financial     present). Formerly, Vice President and Department
                         Officer since       Head, BT Alex, Brown Incorporated (now Deutsche Bank
                         2003                Securities Inc.) (1998-1999); Senior Manager,
                                             Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers
                                             LLP) (1993-1998).
Bruce A.                 Assistant           Director, Deutsche Asset Management (2002 to
Rosenblum(4)...........  Secretary since     present). Formerly, Vice President, Deutsche Asset
9/14/60                  2003                Management since 2002 (2000-2002); Partner,
                                             Freedman, Levy, Kroll & Simonds (1994-2000).


---------------


(1) As of June 30, 2003 the total number of Funds in the Fund Complex is 200.


(2) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(3) Mr. Hale is a director who is an "interested person" within the meaning of
    Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.


(4) Ms. Olmert, Ms. Hannaway and Messrs Hale, Hirsch, Murphy, Rizzo and Rosenblum also hold similar positions for other investment companies for which Deutsche Asset Management, Inc. or an affiliate serves as the adviser.



     The Board has established an Audit Committee and a Valuation Committee. The Audit Committee is composed of the current Independent Directors of the Board. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants.


     The Valuation Committee is responsible for advising the Board with respect to the valuation of portfolio assets. The members of the Valuation Committee are Messrs. Burt, Dill, Hale, Jones, Saunders, Searcy and Wadsworth.


                           COMPENSATION OF DIRECTORS


     The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the current fiscal year ending December 31, 2003 and the aggregate compensation paid by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2002. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $112,000 for service as a Director of the Fund and of certain other funds overseen by the Board of Directors that are advised by the Investment Manager or its affiliates, an aggregate fee of $3,000 for each meeting of such funds attended and an aggregate fee of $1,000 for each telephonic meeting of such funds attended. The chair of the audit committee receives an additional aggregate fee of $5,000 annually and is reimbursed for the expenses of attendance at such meetings. In the column headed "Total Compensation From Fund Complex Paid to Directors," the compensation paid to each Director represents the aggregate amount paid to the Director by the Fund and such other funds that each Director serves or served. The Directors do not receive any pension or retirement benefits from the fund complex.



                                                                                TOTAL
                                                                             COMPENSATION
                                                               AGGREGATE       COMPLEX
                                                              COMPENSATION     PAID TO
NAME OF DIRECTOR                                               FROM FUND     DIRECTORS***
----------------                                              ------------   ------------
Richard Burt*...............................................      $214         $124,500
S. Leland Dill*.............................................      $214         $102,250
Martin J. Gruber*...........................................      $214         $104,000
Joseph R. Hardiman*.........................................      $214         $ 96,000
Richard J. Herring*.........................................      $214         $ 99,750
Graham E. Jones*............................................      $214         $ 80,500
Rebecca W. Rimel*...........................................      $214         $ 96,000
Philip Saunders, Jr.*.......................................      $214         $ 99,750
William N. Searcy*..........................................      $214         $ 83,500
Robert H. Wadsworth*........................................      $214         $126,000
Richard T. Hale**...........................................       N/A              N/A


---------------

  * Member of the Audit Committee.

 ** "Interested person," as defined in the 1940 Act, of the Fund because of the affiliation with the Investment Manager.


*** Of the amounts payable from the Fund and Fund Complex to Messrs. Burt, Hardiman, Saunders, Wadsworth and Ms. Rimel, $29,612, $50,147, $19,333, $29,612 and $88,611 respectively, was deferred pursuant to a deferred compensation plan.

     The following table shows the dollar range of equity securities owned by the Directors of the Fund and in other investment companies overseen by the Directors within the same family of investment companies as of December 31, 2002. Investment companies are considered to be in the same family if they share the same investment adviser or hold themselves out to investors as related companies.



                                                                               AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                 REGISTERED INVESTMENT
                                                                                 COMPANIES OVERSEEN BY
                                                      DOLLAR RANGE OF EQUITY   THE DIRECTOR IN THE FAMILY
NAME OF DIRECTOR                                      SECURITIES IN THE FUND    OF INVESTMENT COMPANIES
----------------                                      ----------------------   --------------------------
DISINTERESTED DIRECTORS:
  Richard Burt......................................           None                     Over $100,000
  S. Leland Dill....................................           None                     Over $100,000
  Martin J. Gruber..................................           None                $10,001 to $50,000
  Joseph R. Hardiman................................           None                     Over $100,000
  Richard J. Herring................................           None               $50,001 to $100,000
  Graham E. Jones...................................           None                     Over $100,000
  Rebecca W. Rimel..................................           None                     Over $100,000
  Philip Saunders, Jr. .............................           None                     Over $100,000
  William N. Searcy.................................           None                     $1 to $10,000
  Robert H. Wadsworth...............................           None                     Over $100,000
INTERESTED DIRECTOR:
  Richard T. Hale...................................           None                     Over $100,000



     None of the disinterested Directors nor their family members had any interest in the Investment Manager, the Investment Advisor, UBS Securities LLC, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager, the Investment Advisor or UBS Securities LLC as of July 18, 2003.


                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT MANAGER


     Deutsche Asset Management, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, is the Fund's investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Fund's Board of Directors, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services. The Investment Manager provides a full range of investment advisory services to retail and institutional clients, and as of May 31, 2003 had total assets of approximately $694.12 billion under management. The Investment Manager is part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.



     Pursuant to an Investment Advisory Agreement, the Investment Manager has delegated to the Investment Advisor the day-to-day management of the Fund's investment portfolio. The Investment Advisor, which was formed in 1975, is a leading U.S.-based real estate investment manager which as of May 31, 2003 had approximately $18.2 billion in real estate assets under management. With offices in Chicago, San Francisco and New York, the Investment Advisor is managed by 21 principals and employs 600 real estate professionals. The Investment Advisor is an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. DB Real Estate is one of the largest advisers of combined real property and real estate equity securities globally with more than $54.3 billion in assets under management.

     For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.85% of the average daily total managed assets of the Fund (which equals the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any Borrowings). This fee is higher than the fees incurred by many other investment companies but is comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Fund Preferred Shares, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive a portion of its investment fees in the amount of 0.25% of average daily total managed assets through August 29, 2008, such waiver declining by 0.05% of average daily total managed assets in each of the next four twelve-month periods. See "Summary of Fund Expenses." When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's total managed assets, which equals the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares plus the principal amount of Borrowings. See "Use of Leverage." Because the fees paid to the Investment Manager are determined on the basis of the Fund's managed assets, the Investment Manager's interest in determining whether to leverage the Fund may differ from the interests of the Fund.


     The Investment Management Agreement provides that the Investment Manager shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Investment Management Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under the Investment Management Agreement.

     The Investment Management Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Fund's Board of Directors or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the independent directors who are not parties to such contract or agreement. The Investment Management Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 90 days' written notice by the Investment Manager.

     To the extent permissible by law and subject to approval of the Board of Directors, pursuant to the Investment Management Agreement, the Investment Manager is authorized to appoint certain of its affiliates as sub-advisers to perform certain of the Investment Manager's duties. In such cases, the Investment Manager is also authorized to adjust the duties, the amount of assets to be managed and the fees paid by the Investment Manager to any such affiliated sub-advisers. These affiliated sub-advisers must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the independent directors and the full Board of Directors of the Fund. Shareholders of the Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the independent Directors. The management fee rates paid by the Fund would not increase as a result of any such action since all fees incurred by a sub-adviser will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-adviser.

     Under its Investment Advisory Agreement with the Fund, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments.

     The Investment Advisory Agreement provides that the Investment Advisor shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the

Investment Advisor in the performance of its duties or from reckless disregard by the Investment Advisor of its obligations and duties under the Investment Advisory Agreement.

     The Investment Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Fund's Board of Directors or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the independent directors who are not parties to such contract or agreement. The Investment Advisory Agreement may be terminated without penalty upon 60 days' written notice by the Investment Manager to the Investment Advisor or upon 90 days' written notice by the Investment Advisor to the Investment Manager or by a majority vote of the outstanding voting securities of the Fund, and automatically terminates in the event of the termination of the Fund's Investment Management Agreement or in the event of its assignment.

CUSTODIAN AND TRANSFER, DIVIDEND DISBURSING AGENT AND REGISTRAR

     State Street Bank and Trust Company, which has its principal business office at One Heritage Drive, North Quincy, MA 02171, has been retained to act as custodian of the Fund's investments and Scudder Investment Service Company, which has its principal business office at 811 Main Street, Kansas City, MO 64105-2005, has been retained to serve as the Fund's transfer and dividend disbursing agent. Neither State Street Bank and Trust Company nor Scudder Investment Service Company has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

CODE OF ETHICS

     The Fund and the Investment Manager have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

     The Investment Advisor has also adopted a Code of Ethics in compliance with Rule 17j-1. Among other provisions, the Investment Advisor's Code of Ethics prohibits portfolio managers and other investment personnel from buying or selling any real estate securities or any securities sold in private placements in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership without the prior approval of the Fund's compliance officer.

PRIVACY POLICY

     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

     The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

     The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to employees of its service providers with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Advisor. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

     In selecting a broker to execute each particular transaction, the Investment Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Advisor's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Advisor and is available for the benefit of other accounts advised by the Investment Advisor and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Advisor's expenses, it is not possible to estimate its value and in the opinion of the Investment Advisor it does not reduce the Investment Advisor's expenses in a determinable amount. The extent to which the Investment Advisor makes use of statistical, research and other services furnished by brokers is considered by the Investment Advisor in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Advisor does so in accordance with its judgment of the best interests of the Fund and its shareholders. In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Investment Advisor may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading (the "Value Time"). The NYSE is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.


     An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its Nasdaq Official Closing Price on Nasdaq or its most recent sale price on such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

     Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent at the most recent bid price. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


     An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m., Eastern time. If no settlement price is available, the last traded price on such exchange will be used.



     Real property, including net leased real estate, held by the Fund will initially be valued at cost. Monthly, the Investment Advisor will review each property's valuation in light of events and factors affecting property values generally and within the relevant geographic area. Annually, each property will be valued by independent third party appraisers. As necessary, interim valuations of properties will be performed following receipt of property or market information that affects valuation. Valuations of net leased property will reflect changes in the creditworthiness of the tenant, as appropriate, on an ongoing basis.


     Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

     If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Board's Valuation Committee, represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Board's Valuation Committee.

                              REPURCHASE OF SHARES

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead the Fund's shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at or below net asset value, or the conversion of the Fund to an open-end investment company. The Board of Directors may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

     Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations under each of those Acts.

     Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers the issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in delisting of the common shares from the American Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests,
(d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to or near their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at or below net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

     Before deciding whether to take any action, the Fund's Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Based on the considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                    TAXATION



     The following is intended to be a general summary of material Federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. It is not intended as a complete discussion of all of the potential Federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.



THE FUND AND ITS INVESTMENTS



     The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify each taxable year. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. For example, the Fund must derive at least 90% of its gross income from dividends (including dividends from REITs), interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. Any of the Fund's income that is attributable to its ownership of direct interests in real estate, however, will not count towards satisfying this 90% income test. The Fund must also diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities (including stock of REITs) limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.



     As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.



     The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under- or over-distribution, as the case may be, from the previous year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain, and be subject to income or excise tax on, a portion of its capital gains or other income if it appears to be in the interest of the Fund.



     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions, however, would be eligible (i) to be treated as "qualified dividend income" (as described below under "Taxation of U.S. Shareholders -- Dividends and Distributions") in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.



     The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be, among other things, to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



     The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but which may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to Federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations. The Investment Advisor does not intend on behalf of the Fund to invest in REITs where a substantial portion of the assets of the REIT consists of residual interests in REMICs.



TAXATION OF U.S. SHAREHOLDERS



     Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.



     Distributions of net capital gains (net long-term capital gains less net short-term capital loss) that are properly designated by the Fund as capital gain distributions will be taxable as long-term capital gains, regardless of how long a shareholder has held shares of the Fund. Long-term capital gain rates applicable to individuals have been reduced -- to a maximum of 15% -- for taxable years beginning on or before December 31, 2008. All other dividends of the Fund (including dividends from short-term capital gains realized by the Fund) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.



     Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain (currently at a maximum rate of 15%). Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gain rates will generally apply to the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year. For this purpose, "qualified dividend income" generally means dividends received by the Fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. Accordingly, most of the regular dividends paid by the Fund will not be eligible for the long-term capital gain rates applicable to qualified dividend income.



     In order for a portion of the dividends received by a shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.



     If an individual receives a dividend qualifying for the long-term capital gain rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the "extraordinary dividend" was paid, then the loss will be long-term capital loss to the extent of such "extraordinary dividend." An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value, if the taxpayer appropriately elects) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or
(ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value, if the taxpayer appropriately elects) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.



     A portion of the Fund's gross income may be attributable to dividends on equity securities that are eligible for the corporate dividends received deduction. Corporate shareholders that are otherwise eligible to claim the dividends received deduction generally can deduct 70% of the portion of the Fund's regular dividends that is attributable to such dividend income. Shareholders will be informed of the portion of dividends which so qualify. The dividends received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under Federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Most of the dividends paid by the Fund will not be eligible for the Corporate dividends received deduction.



     Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid).



     Capital gain distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled will be disclosed in the Fund's annual and semi-annual reports to shareholders.

     Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.



     Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the Federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.



     Backup Withholding. The Fund may be required to withhold, for Federal income tax purposes, a portion of the dividends and distributions (and redemption proceeds, if any) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's Federal income tax liability.



     Other Taxes. Shareholders of the Fund may also be subject to state, local, foreign and other taxes on distributions received from the Fund and on the sale or exchange of the Fund's shares.



     Reporting Requirements. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.



     THE FOREGOING IS ONLY A SUMMARY OF MATERIAL FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.


                            PERFORMANCE INFORMATION

     From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

     The Fund's "average annual total return" figures described in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                               P(1 + T)(n) = ERV

Where:   P  =    a hypothetical initial payment of $1,000
         T  =    average annual total return
         n  =    number of years
       ERV  =    Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year period at
                 the end of a 1-, 5-, or 10-year period (or fractional
                 portion thereof), assuming reinvestment of all dividends and distributions.

YIELD

     Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                       2     a - b + 1 (6)- 1
-----
                                        [( cd      )    ]

Where:    a  =    dividends and interest earned during the period,
          b  =    expenses accrued for the period (net of reimbursements),
          c  =    the average daily number of shares outstanding during the
                  period that were entitled to receive dividends, and
          d  =    the maximum offering price per share on the last day of the period.

     In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Russell 2000 Index, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Wilshire REIT Index, the Lehman Brothers Aggregate Bond Index, Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole I the beta I or in absolute terms I the standard deviation.)

INCOME HISTORY


     For REITs, income has historically been the primary component of total return.



TOTAL RETURN HISTORY


     REITs are total return investments. Their high dividend yields in combination with their potential for capital appreciation have enabled them to generate competitive total returns.

               AVERAGE ANNUAL TOTAL RETURNS THROUGH MAY 31, 2003



                                                      20-YEAR   10-YEAR   5-YEAR   3-YEAR   1-YEAR
                                                      -------   -------   ------   ------   ------
NAREIT EQUITY REIT INDEX
  Price appreciation only...........................    3.15%     2.79%   -1.06%     6.56%   -2.62%
  Dividends/distributions...........................    8.30%     7.45%    7.57%     8.16%    7.18%
  TOTAL RETURN......................................   11.45%    10.24%    6.51%    14.72%    4.56%
STANDARD & POOR'S 500 INDEX
  Price appreciation only...........................    9.31%     7.91%   -2.45%   -12.14%   -9.70%
  Dividends/distributions...........................    3.04%     2.02%    1.37%     1.29%    1.64%
  TOTAL RETURN......................................   12.35%     9.93%   -1.08%   -10.85%   -8.06%
LEHMAN BROTHERS AGGREGATE BOND INDEX
  Price appreciation only...........................    1.29%     0.72%    1.41%     4.65%    6.29%
  Dividends/distributions...........................    8.27%     6.71%    6.36%     6.26%    5.29%
  TOTAL RETURN......................................    9.56%     7.43%    7.77%    10.91%   11.58%


---------------

Source:  Bloomberg Business News and Lipper, Inc


     The low volatility and low correlation of REITs to the major equity indices may make them excellent securities for a diversified portfolio. The correlation of returns between two asset classes measures how closely one of them moves with the other. It ranges from 1.00,2 a match, to -1.00, or complete negative correlation. The chart below shows that the returns of short-term bonds have the least correlation with that of equity REITs.



              TOTAL RETURN CORRELATION (JANUARY 1993 TO MAY 2003)


                                                                                             LEHMAN BROTHERS     LEHMAN 1-3 YEAR
EQUITY REITS (NAREIT EQUITY                                                  NASDAQ          AGGREGATE BOND        GOVERNMENT
INDEX)                         RUSSELL 2000 INDEX     S&P 500 INDEX      COMPOSITE INDEX          INDEX           CREDIT INDEX
---------------------------    ------------------     -------------      ---------------     ---------------     ---------------
100                                  30.00                28.00               16.00               6.00               -20.00

---------------


Source: Morningstar, Inc.


Past performance does not guarantee future results.


     Returns are historical and include change in share price and reinvestment of dividends and capital gains. The unmanaged NAREIT Equity REIT Index is a capitalization-weighted index of equity real estate investment trusts that is not available for direct investment. This is not the Fund's performance and the Fund will not seek to replicate any index. Each index shown above is unmanaged and not available for direct investment. There is no guarantee that Fund performance will equal or exceed NAREIT Equity REIT Index performance.


     The Russell 2000 Index is an index of small company stocks.


     The Standard and Poor's 500 Composite Index ("S&P 500") is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries.

     The NASDAQ Composite Index is a capitalization-weighted index of non-exchange traded stocks.



     The Lehman Brothers Aggregate Bond Index is an index of U.S. Treasury mortgage and corporate bonds that vary in maturity and quality.



     The Lehman Brothers 1-3 year Government Index tracks public obligations of the U.S. Government with remaining maturities ranging from 1 to 3 years.


     Treasury yield reflects market yields, which typically differ from the yield at the time the bond was issued (coupon). Treasury securities are backed by the full faith and credit of the U.S. Government, while real estate securities are not.

     Past performance is no guarantee of future results.

                      COUNSEL AND INDEPENDENT ACCOUNTANTS


     Willkie Farr & Gallagher serves as counsel to the Fund, and is located at 787 Seventh Avenue, New York, New York 10019. PricewaterhouseCoopers, LLP have been appointed as independent accountants for the Fund. The Statement of Assets
and Liabilities of the Fund as of August   , 2003 and the Statement of
Operations of the Fund for the one day then ended included in this Statement of Additional Information has been so included in reliance on the report of PricewaterhouseCoopers, LLP, Boston, Massachusetts, independent accountants, given on the authority of the firm as experts in auditing and accounting.


                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document fled as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.

                    SCUDDER RREEF REAL ESTATE FUND II, INC.


              STATEMENT OF ASSETS AND LIABILITIES AUGUST   , 2003



Assets:
  Cash......................................................  $100,002.82
  Deferred Offering Costs...................................
  Receivable from Advisor...................................
     Total assets...........................................
Liabilities:
  Accrued expenses..........................................
  Payable for organization costs............................
                                                              -----------
  Total liabilities.........................................
Net Assets..................................................
Net Assets consist of:
  Capital Stock.............................................
  Paid-in capital...........................................
                                                              -----------
Net Assets..................................................
Net asset value and redemption price per share
  ($100,002.82/6,981 shares of common stock outstanding,
  $.01 par value, 250,000,000 shares authorized)............  $
                                                              ===========
Maximum offering price per share (100/     of $    )........  $    15.000
                                                              ===========
  STATEMENT OF OPERATIONS
  FOR THE ONE DAY ENDED AUGUST   , 2003
Investment income...........................................  $        --
                                                              ===========
Expenses:
  Organization costs........................................
  Reimbursement from Advisor................................
                                                              -----------
  Net Expenses..............................................  $        --
                                                              -----------
  Net Income................................................  $        --
                                                              -----------


THE ACCOMPANYING NOTE IS AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

NOTE 1:  ORGANIZATION


     Scudder RREEF Real Estate Fund II, Inc. (the "Fund") is a non-diversified, closed-end management investment company organized as a Maryland corporation on May 5, 2003, as amended. The authorized capital stock of the Fund consists of 250,000,000 shares of a par value of $0.01 each of which 240,000,000 shares are classified as Common Shares and 10,000,000 shares are classified as Fund Preferred Shares. The Board of Directors have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. The Fund has had no operations to date other than matters relating to its organization and registration as a non-diversified company.



     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. Offering costs, of up to $0.03 per share of the Fund's Common Shares Issued, incurred by the Fund in connection with its organization have been deferred and are being amortized over twelve months.



     Deutsche Asset Management, Inc. has agreed to pay the amount by which the aggregate of all the Fund's organizational expenses and all offering costs (other than sales load) exceed $0.03 per share.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Scudder RREEF Real Estate Fund II, Inc:



     In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of Scudder RREEF Real Estate Fund II, Inc. (the "Fund")
at           , 2003, and the results of its operations for the one day then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



                                          PricewaterhouseCoopers LLP


Boston, Massachusetts


          , 2003

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

     Description of certain ratings assigned by S&P and Moody's:

S&P

  LONG-TERM

  "AAA" -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  "AA" -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  "A" -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  "BBB" -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  "BB," "B," "CCC," "CC," and "C" -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  "BB" -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  "B" -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  "CCC" -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  "CC" -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

  "C" -- A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been fled or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  "D" -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  "r" -- The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  "N.R." -- The designation "N.R." indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

  Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

  SHORT-TERM

  "A-1" -- A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  "A-2" -- A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  "A-3" -- A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  "B" -- A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

  "C" -- A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  "D" -- A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

  LONG-TERM

  "Aaa" -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  "Aa" -- Bonds rated "Aa" are judged to be of high quality by all standards.

Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

  "A" -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  "Baa" -- Bonds rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  "Ba" -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  "B" -- Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  "Caa" -- Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  "Ca" -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  "C" -- Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

  PREFERRED STOCK

     Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

     These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

  "aaa" -- An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

  "aa" -- An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

  "a" -- An issue rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  "baa" -- An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

  "ba" -- An issue rated "ba" is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  "b" -- An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

  "caa" -- An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

  "ca" -- An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

  "c" -- This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     - Leading market positions in well-established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)      Financial Statements:
         Part A -- None
         Part B -- Report of Independent Accountants*

(2)      Exhibits:

         (a)      Articles of Incorporation.
         (b)      By-Laws.
         (c)      Not applicable.
         (d)      Form of specimen share certificate.
         (e)      Dividend Reinvestment and Cash Purchase Plan.
         (f)      Not applicable.
         (g)      (i) Form of Investment Management Agreement.
                  (ii) Form of Investment Advisory Agreement.
         (h)      Form of Underwriting Agreement.
         (i)      Not applicable.
         (j)      Form of Custodian Agreement.
         (k)      (i)      Form of Transfer Agency, Registrar and Dividend
                           Disbursing Agency Agreement.
                  (ii)     Form of Shareholder Servicing Agreement.
         (l)      (i)      Opinion and Consent of Willkie Farr & Gallagher.*
                  (ii)     Opinion and Consent of Venable, Baetjer and Howard,
                           LLP*
         (m)      Not applicable.
         (n)      Consent of Independent Accountants.*
         (o)      Not applicable.
         (p)      Form of Purchase Agreement.
         (q)      Not applicable.
         (r)      (i)      Code of Ethics of the Fund.
                  (ii)     Code of Ethics of the Investment Manager.
                  (iii)    Code of Ethics of the Investment Advisor.
         (s)      Power of Attorney.

ITEM 25. MARKETING ARRANGEMENTS

                  See Exhibit 2(h).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

                  The approximate expenses in connection with the offering, all of which are being borne by the Registrant, are as follows:


SEC Registration Fees................................              $         *
American Stock Exchange Listing Fee..................              $     5,000
Printing and Engraving Expenses......................              $   350,000
Legal Fees and Expenses..............................              $   250,000
Auditing Fees and Expenses...........................              $    20,000
NASD Fees............................................              $    30,500
Miscellaneous........................................              $    35,000
                                                                   -----------
Total                                                              $         *
                                                                   ===========

-----------------
* To be completed by amendment.



ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

                  None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

           TITLE OF CLASS                               NUMBER OF RECORD HOLDERS
           --------------                               ------------------------
Common Stock, par value, $.01 per share..........                 None

ITEM 29. INDEMNIFICATION

                  The Articles of Incorporation of the Registrant provide that, to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the corporation or its shareholders for money damages in certain instances.

                  Article VIII of the Articles of Incorporation of the Registrant further provides that any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Fund, or is or was serving while a director or officer of the Fund at the request of the Fund as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Fund against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the Maryland General Corporation Law, the Securities Act and the 1940 Act, as such statutes are now or hereinafter in force.

                  In addition, the Fund shall also advance expenses to its currently acting and its former directors and officers to the fullest extent that advancement of expenses is permitted by the Maryland General Corporation Law, the Securities Act, and the 1940 Act. The Board of Directors may by Bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

                  The Registrant's Articles of Incorporation also provide that no amendment to the charter of the Registrant shall affect any right of any person based on any event, omission or proceeding prior to the amendment. Reference is also made to the Investment Management Agreement, filed as Exhibit
(g)(i) hereto and to the Underwriting Agreement, filed as Exhibit (h) hereto. Insofar as indemnification for liabilities under the 1933 Act may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the directors or officers in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                  The description of the Manager and Investment Advisor under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

                  For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Manager, reference is made to Form ADV filed with the Commission (Commission File No. 801-27291) under the Investment Advisers Act of 1940 and incorporated herein by reference thereto.

                  For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Investment Adviser, reference is made to Form ADV filed with the Commission (Commission File No. 801-55209) under the Investment Advisers Act of 1940 and incorporated herein by reference thereto.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

                  The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Manager, 280 Park Avenue, New York, New York 10017; the Registrant's Investment Advisor, RREEF America, L.L.C., at 875 North Michigan Avenue, Chicago, Illinois 60611; the Registrant's transfer agent, Scudder Investment Services Company, at 911 Main Street, Kansas City, Missouri 64105 and the Registrant's Custodian, State Street Bank and Trust Company at One Heritage Drive, North Quincy, MA 02171.

ITEM 32. MANAGEMENT SERVICES

                  Not applicable.

ITEM 33. UNDERTAKINGS

                  (1) The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

                  (2)      Not applicable.

                  (3)      Not applicable.

                  (4)      Not applicable.

                  (5)      The Registrant undertakes that:

                  a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

                  b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Baltimore and State of Maryland, on the 25th day of July 2003.


                               SCUDDER RREEF REAL ESTATE FUND II,
                               INC.

                               By: /s/ Richard T. Hale
                                   ---------------------------------------------
                                   Name: Richard T. Hale
                                   Title: President and Chief Executive Officer

                  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


              SIGNATURE                                      TITLE                      DATE
              ---------                                      -----                      ----
/s/ Richard T. Hale*                             Director, President and Chief      July 25, 2003
----------------------------------------         Executive Officer
Richard T. Hale

/s/ Richard R. Burt*                             Director                           July 25, 2003
----------------------------------------
Richard R. Burt

/s/ S. Leland Dill*                              Director                           July 25, 2003
----------------------------------------
S. Leland Dill

/s/ Martin J. Gruber*                            Director                           July 25, 2003
----------------------------------------
Martin J. Gruber

/s/ Charles A. Rizzo*                            Treasurer and Chief Financial      July 22, 2003
----------------------------------------         Officer
Charles A. Rizzo

/s/ Joseph R. Hardiman*                          Director                           July 25, 2003
----------------------------------------
Joseph R. Hardiman

/s/ Richard J. Herring*                          Director                           July 25, 2003
----------------------------------------
Richard J. Herring

/s/ Graham E. Jones*                             Director                           July 25, 2003
----------------------------------------
Graham E. Jones

/s/ Rebecca W. Rimel*                            Director                           July 25, 2003
----------------------------------------
Rebecca W. Rimel

/s/ Philip Saunders, Jr. *                       Director                           July 25, 2003
----------------------------------------
Philip Saunders, Jr.

/s/ William N. Searcy*                           Director                           July 25, 2003
----------------------------------------
William N. Searcy

/s/ Robert H. Wadsworth**                        Director                           July 25, 2003
----------------------------------------
Robert H. Wadsworth



*By Bruce A. Rosenblum pursuant to power of attorney filed herewith.